                                                                   EXHIBIT 10.20


                           MASTER PURCHASE AGREEMENT

                                  NO. PA-0428



                                    BETWEEN



                                BOMBARDIER INC.



                                      AND



                             SKYWEST AIRLINES, INC.





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                                TABLE OF CONTENTS

     ARTICLE
     -------
        1      INTERPRETATION
        2      SUBJECT MATTER OF SALE
        3      AIRLINE SUPPORT SERVICES AND WARRANTY
        4      PRICE
        5      PAYMENT
        6      DELIVERY PROGRAM
        7      BUYER INFORMATION
        8      CERTIFICATION FOR EXPORT
        9      ACCEPTANCE PROCEDURE 1
        10     TITLE AND RISK
        11     CHANGES
        12     BUYER'S REPRESENTATIVES AT MANUFACTURE SITE
        13     EXCUSABLE DELAY
        14     NON-EXCUSABLE DELAY
        15     LOSS OR DAMAGE
        16     TERMINATION
        17     NOTICES
        18     INDEMNITY AGAINST PATENT INFRINGEMENT
        19     LIMITATION OF LIABILITY AND INDEMNIFICATION
        20     ASSIGNMENT
        21     SUCCESSORS
        22     APPLICABLE LAW'S
        23     CONFIDENTIAL NATURE OF AGREEMENT
        24     AGREEMENT

     EXHIBITS
     --------

        I      CERTIFICATE OF ACCEPTANCE
        II     BILL OF SALE
        III    CERTIFICATE OF RECEIPT OF AIRCRAFT
        IV     CHANGE ORDER

     ANNEXES
     -------

        A      AIRLINE SERVICES
        B.     WARRANTY AND SERVICE LIFE POLICY



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This Master Purchase Agreement is made on the 15th day of January, 1999

BY AND BETWEEN: BOMBARDIER INC., a Canadian corporation represented by
                BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT having an office at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier")

AND: SkyWest Airlines, Inc., a Utah corporation having its offices at 444 South River Road, St. George, Utah, 84790, USA ("Buyer")

WHEREAS Buyer man in future desire to purchase new Aircraft (as defined in Article 1.4 of this Master Purchase Agreement) and related data, documents, and services under this Agreement (as defined in Article 1.4 of this Master Purchase Agreement) from Bombardier, and the parties desire to agree in advance on the terms that will govern such purchase; and

WHEREAS This Master Purchase Agreement and any subsequent amendments thereto, together with the Supplement(s) that may be executed from time to time, will be the governing document for any future transactions between Bombardier and Buyer relating to the purchase and sale of new Bombardier products, currently being offered for sale by Bombardier Aerospace, Regional Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Bombardier agree as follows:



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ARTICLE I - INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of this Agreement.

1.2 The headings in this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3 In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4 In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

        (a)     "Acceptance Period" shall have the meaning attributed to it in
                Article 9.3;

        (b)     "Acceptance Date" shall have the meaning attributed to it in
                Article 9.7(a);

        (c) "Agreement" means this Master Purchase Agreement and Supplements, if any, including their Exhibits, Annexes, Schedules and Appendices, if any, either attached hereto (each of which is incorporated in the -Agreement by this reference) or subsequently agreed by the parties, hereto, pursuant to the provisions of this Agreement;

        (d) "Aircraft" shall have the meaning attributed to it in the applicable Supplement;

        (e) "Aircraft Purchase Price" shall have the meaning attributed to it in the applicable Supplement;

        (f) "Base Price" shall have the meaning attributed to it in the applicable Supplement;

        (g)     "Bill of Sale" shall have the meaning attributed to it in
                Article 9.7(c);

        (h) "Buyer Selected Optional Features" shall have the meaning attributed to it in the applicable Supplement;

        (i)     "Delivery Date" shall have the meaning attributed to it in
                Article 9.7(c);

        (j) "Economic Adjustment Formula", if applicable, shall have the meaning attributed to it in the applicable Supplement;



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        (k)     "Excusable Delay" shall have the meaning attributed to it in
                Article 13.1;

        (l)     "FAA" shall have the meaning attributed to it in Article 8.1;

        (m)     "Non-Excusable Delay" shall have the meaning attributed to it in
                Article 14.1;

        (n)     "Notice" shall have the meaning attributed to it in Article
                17.1;

        (o)     "Other Patents' shall have the meaning attributed to it in
                Article 18.1;

        (p)     "Permitted Change" shall have the meaning attributed to it in
                Article 11.2;

        (q)     "Readiness Date" shall have the meaning attributed to it in
                Article 9.1;

        (r)     "Regulatory Change" shall have the meaning attributed to it in
                Article 8.4;

        (s) "Scheduled Delivery Date" shall have the meaning attributed to it in the applicable Supplement;

        (t) "Specification" shall have the meaning attributed to it in the applicable Supplement;

        (u) "Supplement" means a supplementary agreement to this Agreement entered into by the parties for the purchase of specific products currently offered for sale by Bombardier Aerospace, Regional Aircraft;

        (v)     "Taxes" shall have the meaning attributed to it in Article 4.2;
                and

        (w)     "TC" shall have the meaning attributed to it in Article 8.1.

1.5     All dollar amounts in this Agreement are in United States Dollars.



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ARTICLE 2 - SUBJECT MATTER OF SALE

2.1 A description of the Aircraft being purchased and sold under the terms of this Agreement and the related Bombardier specification document number(s) will be set out in the applicable Supplement. Until a Supplement, in the form of Supplement No. PA-428-1 attached hereto, is executed between the parties hereto, neither party shall have any obligation under the terms of this Agreement.

2.2 This Agreement shall be applicable to the purchase of Aircraft completed during a period of three (3) years from the date hereof as evidenced by the execution of a Supplement.



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ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1 Bombardier shall provide to Buyer the customer support services pursuant to the provisions of Annex A attached hereto and the applicable Supplement.

3.2 Bombardier shall provide to Buyer the warranty and the service life policy described in Annex B attached hereto and the applicable Supplement which shall be the exclusive warranty applicable to the Aircraft.

3.3     Unless expressly stated otherwise, the services referred to in 3.1 and
        3.2 above and the applicable Supplement are incidental to the sale of the Aircraft and are included in the Aircraft Purchase Price.



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ARTICLE 4 - PRICE

4.1     (a)     The base price for each of the Aircraft is set out in the
                applicable Supplement.

        (b) The base price of the Buyer Selected Optional Features is set out in the applicable Supplement.

4.2 The Aircraft Purchase Price (as defined in the applicable Supplement) does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services
        Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties ("Taxes") which are-or may be imposed by law upon Bombardier, any affiliate of Bombardier, Buyer or the Aircraft whether or not there is an obligation for Bombardier to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft or any other matter, good or service provided under or in connection with this Agreement. According to legislation as of the date hereof, Canadian taxes, duties and Goods and Services Tax are not applicable to aircraft sold and immediately exported from Canada.

4.3 If any Taxes (other than Canadian income taxes charged on the income of Bombardier) are imposed upon Buyer or become due or are to be collected from Bombardier by any taxing authority, Bombardier shall notify Buyer and Buyer shall promptly, but no later than ten (10) working days after receiving such notice, pay such Taxes directly to the taxing authority, or reimburse Bombardier for such Taxes, as the case may be, including interest and penalties.

4.4 Upon Bombardier's request, Buyer shall execute and deliver to Bombardier any documents that Bombardier deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.



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ARTICLE 5 - PAYMENT

5.1 The terms of payment for the Aircraft purchased and sold under the terms of this Agreement shall be set-out in the applicable Supplement.

5.2 Subject to the provisions of Article 9.9 hereof, should Buyer fail to make any of the payments required under the applicable Supplement on or before the stipulated date and Buyer does not correct the failure within a period of thirty (30) days thereafter, Buyer shall be in default and any Supplement and this Agreement as it relates thereto shall automatically terminate and Bombardier shall have no further obligation to Buyer under any Supplement and this Agreement as it relates thereto, including the obligation to proceed further with the manufacture of the Aircraft on behalf of Buyer or the sale and/or delivery of the Aircraft to Buyer. Notwithstanding the preceding sentence Bombardier shall have the option (but not the obligation) of waiving such termination should Buyer make arrangements satisfactory to Bombardier for such payment and all future payments within ten (10) calendar days of Buyer's default.

5.3 Buyer shall pay Bombardier daily interest on late payments, from the date that any payment becomes due up to and including the day prior to receipt of payment, at a rate of two percent (2%) per annum over the prime rate charged by the National Bank of Canada from time to time, calculated and compounded monthly. Bombardier's right to receive such interest is in addition to any other right or remedy Bombardier has at law as a result of Buyer's failure to make payments when due.

5.4 Buyer shall make all payments due under this Agreement and/or any applicable Supplement in immediately available United States Dollars by deposit on or before the due date, to Bombardier's account, in the manner set out in the applicable Supplement.

5.5 All amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.6 All payments provided for under this Agreement and/or any applicable Supplement shall be made so as to be received by Bombardier in immediately available funds on or before the dates stipulated herein.

5.7 Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments referred to in this
        Article 5 have been received in full by Bombardier.



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ARTICLE 6 - DELIVERY PROGRAM

6.1 The Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility and during the month(s) set forth in the applicable Supplement.



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ARTICLE 7 - BUYER INFORMATION

7.1 During the manufacture of the Aircraft, Buyer shall provide to Bombardier on or before the date required by Bombardier, all information as Bombardier may reasonably request to manufacture the Aircraft including, without limitation, the selection of furnishings, internal and external colour schemes.

        Buyer will, not less that the number of months set forth in the applicable Supplement, prior to the delivery of the first Aircraft governed by such Supplement:

        (a) provide Bombardier with an external paint scheme agreed on by the parties;

        (b)     select interior colours (from Bombardier's standard colours);
                and

        (c) provide to Bombardier, on drawings which will be forwarded to Buyer, language translations for interior and exterior Aircraft labels.

        Failure of Buyer to comply with these requirements may result in an increase in price, a delay in delivery of the Aircraft, or both.



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ARTICLE 8 - CERTIFICATION FOR EXPORT

8.1 Bombardier has obtained or will obtain from Transport Canada, Airworthiness ("TC"), a TC Type Approval or Certificate (Transport Category) and from the Federal Aviation Administration of the United States ("FAA") an FAA Type Certificate for the type of aircraft purchased under this Agreement and any applicable Supplement.

8.2 Bombardier shall provide to Buyer a TC Certificate of Airworthiness (Transport Category) for Export to the United States of America, on or before the Delivery Date.

8.3 Bombardier shall not be obligated to obtain any other certificates or approvals as part of this Agreement. The obtaining of any import license or authority required to import or operate the Aircraft into any country outside of Canada shall be the responsibility of Buyer. Bombardier shall, to the extent permitted by law, and with Buyer's assistance, seek the issuance of a Canadian export license to enable Buyer to export the Aircraft from Canada subject to prevailing export control regulations in effect on the Delivery Date.

8.4 If any addition or change to, or modification or testing of the Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 8.2 (a "Regulatory Change"), such Regulatory Change shall be made to the Aircraft prior to Delivery Date, or at such other time after the Delivery Date as the parties may agree upon.

8.5 The Regulatory Change shall be made without additional charge to Buyer unless such Regulatory Change is:

        (a) necessary to comply with any requirement of the country specified in the TC Certificate of Airworthiness for Export, which varies from or is in addition to its regulation, requirement or interpretation in effect on the date hereof for the issuance of a Certificate of Airworthiness in said country, in which case Buyer shall pay Bombardier's reasonable charges for such Regulatory Change, or

        (b) required by any governmental law or regulations or interpretation thereof promulgated by TC, or the FAA as applicable, which is effective subsequent to the date of this Agreement but before the Delivery Date and which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft, in which case Buyer shall pay Bombardier's reasonable charges for such Regulatory Change incorporated in any such Aircraft.

8.6 If delivery of the Aircraft is delayed by the incorporation of any Regulatory Change, such



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        delay shall be an Excusable Delay within the meaning of Article 13.

8.7 Bombardier shall issue a Change Order, reflecting any Regulatory Change required to be made under this Article 8, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Base Price and Aircraft Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of Bombardier's transmittal of such Change Order.

8.8 If the use of any of the certificates identified in this Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then Bombardier shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification.

8.9 Reference to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.



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ARTICLE 9 - ACCEPTANCE PROCEDURE

9.1 Bombardier shall give Buyer at least thirty (30) days advance notice, by facsimile or telegraphic communication or other expeditious means, of the projected date of readiness of each Aircraft for inspection and delivery.

        Bombardier shall give Buyer at least ten (10) working days advance notice, by facsimile or telegraphic communication or other expeditious means, of the date on which an Aircraft will be ready for Buyer's inspection, flight test and acceptance (the "Readiness Date").

9.2 Within two (2) days following receipt by Buyer of the notice of Readiness Date Buyer shall:

        (a) provide notice to Bombardier as to the source and method of payment of the balance of the Aircraft Purchase Price;

        (b) identify to Bombardier the names of Buyer's representatives who will participate in the inspection, flight test and acceptance; and

        (c) provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

9.3 Buyer shall have three (3) consecutive working days commencing on the Readiness Date in which to complete the inspection and flight test (such three (3) working day period being the "Acceptance Period").

9.4 Up to four (4) representatives of Buyer may participate in Buyer's ground inspection of the Aircraft and two (2) representatives of Buyer may participate in the flight test. Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than three (3) hours duration. Ground inspection and flight test shall be conducted in accordance with Bombardier's acceptance procedures (a copy of which shall be provided to Buyer at least 30 days prior to the Scheduled Delivery Date of the first Aircraft governed by the applicable Supplement hereunder) and at Bombardier's expense. At all times during ground inspection and flight test, Bombardier shall retain control over the Aircraft.

9.5 If no Aircraft defect or discrepancy is revealed during the ground inspection or flight test, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 9.7.

9.6 If any material defect or discrepancy in the Aircraft is revealed by Buyer's ground



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        inspection or flight test, the defect or discrepancy will promptly be corrected by Bombardier, at no cost to Buyer, which correction may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and of the time required for correction. To the extent necessary to verify such correction, Bombardier shall perform one
        (1) or more further acceptance flights.

9.7 Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any defects or discrepancies:

        (a) Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto ) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

        (b) Bombardier will supply a TC Certificate of Airworthiness for Export, and

        (c) Buyer shall pay Bombardier the balance of the Aircraft Purchase Price and any other amounts due, at which time Bombardier shall issue a bill of sale (in the form of Exhibit 11 hereto) passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (the "Bill of Sale"). The date on which Bombardier delivers the Bill of Sale and Buyer takes delivery of the Aircraft shall be the "Delivery Date".

        Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto ).

9.8     Provided that Bombardier has met all of its obligations under this
        Article 9, should Buyer not accept, pay for and take delivery of any of the Aircraft governed by the applicable Supplement within ten (10) calendar days after the end of the Acceptance Period of such Aircraft, Buyer shall be deemed to be in default of the terms of this Agreement with respect to all the undelivered Aircraft governed by the applicable Supplement.



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9.9     Buyer shall promptly, upon demand, reimburse Bombardier for all costs and expenses reasonably incurred by Bombardier as a result of Buyer's failure to accept or take delivery of the Aircraft, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft. Provided that Bombardier has met all of its obligations under this Article 9, should Buyer not accept, pay for and/or take delivery of any one of the Aircraft governed by a Supplement within thirty (30) calendar days following the end of the Acceptance Period, the present Agreement, with respect to all Aircraft governed by such Supplement shall automatically terminate. Bombardier shall however, have the option (but not the obligation) of waiving such termination should Buyer, within ten (10) calendar days following such termination, make arrangements satisfactory to Bombardier to accept delivery and provide payment for all amounts owing or to become due pursuant to this Agreement and the applicable Supplement.



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ARTICLE 10 -  TITLE AND RISK

10.1 Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer when Bombardier presents the Bill of Sale to Buyer on the Delivery Date.

10.2 If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of Bombardier, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases Bombardier and any of Bombardier's affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control.



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ARTICLE 11 - CHANGES

11.1 Other than a Permitted Change as described in Article 11.2, or a Regulatory Change as described in Article 8.4, any change to the Aircraft (including without limitation the Specification) or any features, changing such Aircraft from that described in the Specification, requested by Buyer, and as may be mutually agreed upon by the parties hereto, shall be made using it change order ("Change Order) substantially in the format of Exhibit IV hereto. Should Buyer request a change, Bombardier shall advise Buyer, to the extent reasonably practiced, of the effect, if any, of such change request on:

        (a)     the Scheduled Delivery Date;

        (b)     the price and payment terms applicable to the Change Order; and

        (c) any other material provisions of this Agreement which will be affected by the Change Order.

        Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2 Bombardier, prior to the Delivery Date and without a Change Order or Buyer's consent, may:

        (a) substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

        (b) make such change or modification to the Specification as it deems appropriate to:

                1) improve the Aircraft, its maintainability or appearance, or

                2)      to prevent delays in manufacture or delivery, or

                3) to meet the delivery requirements of Articles 2, 6 and 8, other than with respect to a Regulatory Change to which the provisions of Articles 8.4 and 8.5 shall apply,

        provided that such substitution, change or modification shall not affect the Aircraft Purchase Price or materially affect the Scheduled Delivery Date, interchangeability or replaceability of spare parts or performance characteristics of the Aircraft. Any change made in accordance with the provisions of this Article 11.2 shall be deemed to be a "Permitted Change" and the cost thereof shall be borne by Bombardier.



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ARTICLE 12 - BUYER'S REPRESENTATIVES AT MANUFACTURE SITE

12.1 From time to time, commencing with the date which is thirty (30) days prior to the Scheduled Delivery Date of the first Aircraft governed by the applicable Supplement, and ending with the Delivery Date of the last Aircraft purchased hereunder, Bombardier shall furnish, without charge, office space at Bombardier's facility for one (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify Bombardier at least thirty (30) days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

12.2 Bombardier's and Bombardier's affiliates' facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right to periodically observe the work at Bombardier's or Bombardier's affiliates' facilities where the work is being carried out provided there shall be no disruption in the performance of the work.

12.3 Bombardier shall advise Buyer's representative of Bombardier's or Bombardier's affiliates' rules and regulations applicable at the facilities being visited and Buyer's representative shall conform to such rules and regulations.

12.4 At any time prior to delivery of the Aircraft, Buyer's representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification. Bombardier shall provide a written response to any such request. Communication between Buyer's representative and Bombardier shall be solely through Bombardier's Contract Department or its designate.

12.5 BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BOMBARDIER, ITS ASSIGNEES AND AFFILIATES AND THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND ABILITIES, DAMAGES, CONTRACTORS FROM AND AGAINST ALL LIABILITIES LOSSES, COSTS AND EXPENSES RESULTING FROM INJURIES TO OR DEATH OF OR LOSS OF OR DAMAGE TO PROPERTY OF BUYER OR BUYER'S REPRESENTATIVES WHILE AT BOMBARDIER'S OR BOMBARDIER'S AFFILIATES OR SUBCONTRACTOR'S FACILITIES AND/OR DURING INSPECTION, FLIGHT TEST OR ACCEPTANCE OF THE AIRCRAFT, WHETHER OR NOT CAUSED BY THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER, ITS ASSIGNEES, AFFILIATES OR THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES OR CONTRACTORS.



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ARTICLE 13 - EXCUSABLE DELAY

13.1 In the event of a delay-on the part of Bombardier in the performance of its obligations or responsibilities under the provisions of this Agreement or any applicable Supplement due directly or indirectly to a cause which is beyond the reasonable control or without the fault or negligence of Bombardier (an "Excusable Delay"), Bombardier shall not be liable for, nor be deemed to be in default under this Agreement nor under the applicable Supplement on account of such delay in delivery of the Aircraft or other performance hereunder and the time fixed or required for the performance of any obligation or responsibility in this Agreement or the applicable Supplement shall be extended for a period equal to the period during which any such cause or the effect thereof persist. Excusable Delay shall be deemed to include, without limitation, delays occasioned by the following causes:

        (a)     force majeure or acts of God;

        (b) war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, riot or embargo;

        (c) fire, explosion, earthquake, lightning, flood, draught, windstorm or other action of the elements or other catastrophic or serious accidents;

        (d)     epidemic or quarantine restrictions;

        (e) any legislation, act, order, directive or regulation of any governmental or other duly constituted authority;

        (f) strikes, lock-out, walk-out, and/or other labour troubles causing cessation, slow- down or interruption of work;

        (g) lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts;

        (h) delay or failure of carriers, subcontractors or suppliers for any reason whatsoever; or

        (i) delay in obtaining type certification or any airworthiness approval or certificate, or any equivalent approval or certification, by reason of any law or governmental order, directive or regulation or any change thereto, or interpretation thereof, by a governmental agency, the effective date of which is subsequent to the date of the applicable Supplement, or by reason of any change or addition made by Bombardier or its affiliates as a result of a request of or requirement made by a governmental .agency to the compliance program of Bombardier or of its affiliate, or any part thereof, as same may have been approved by TC, or change to the interpretation thereof to obtain any such airworthiness approval or certificate.

13.2    (a)     If Bombardier concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay delivery-of an Aircraft will be delayed for more than twelve
                (12) months after the originally Scheduled Delivery Date or any revised date agreed to in writing by the parties, Bombardier shall promptly notify Buyer in writing and either party may then terminate the applicable supplement and the Agreement as it relates thereto with respect to such Aircraft by giving written notice to the other within fifteen (15) days after receipt by Buyer of Bombardier's notice.

        (b) If, due to Excusable Delay, delivery of an Aircraft is delayed for more than twelve (12) months after the Scheduled Delivery Date, either party may terminate the applicable Supplement and the Agreement as it relates thereto with respect to such Aircraft by giving written notice to the other within fifteen
                (15) days after the expiration of such twelve (12) month period.

13.3 Termination under Article 13.2 shall discharge all obligations and liabilities of Buyer and Bombardier hereunder with respect to such delayed Aircraft and all related undelivered items and services, except that Bombardier shall promptly repay to Buyer, and Bombardier's sole liability and responsibility shall be limited to the repayment to Buyer, of all advancements for such Aircraft received by Bombardier less, any amount due by Buyer to Bombardier.

13.4 The termination rights set forth in Article 13.2 are in substitution for any and all other rights of termination or contract lapse arising by operation of law in connection with Excusable Delays.

ARTICLE 14 - NON-EXCUSABLE DELAY

14.1    If delivery of the Aircraft is delayed by causes- not excused under
        Article 13.1 (a "Non-Excusable Delay"), Bombardier shall pay Buyer, as liquidated damages and not as a penalty, the amount as set forth in the applicable Supplement for each day of Non-Excusable Delay in excess of a grace period of the number of days set forth in the applicable Supplement, to a maximum of the amount set forth in the applicable Supplement for any such delayed Aircraft.

14.2 Any right Buyer might otherwise have to refuse to accept delivery of an Aircraft when offered by Bombardier for inspection and acceptance following a Non-Excusable Delay is included within the rights and remedies for which the liquidated damages provided pursuant to Article
        14.1 are the exclusive right and remedy. Buyer will not have the right to refuse to take delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds the period as set forth in the applicable Supplement. If Bombardier has not offered an Aircraft for inspection and acceptance before the end of that period as set forth in the applicable Supplement, Buyer may terminate the Agreement as to such Aircraft by giving notice to Bombardier. If, no such notice having been given, Bombardier offers such Aircraft, for inspection and acceptance and Buyer refuses to take delivery of such Aircraft because of Non-Excusable Delay, Buyer will be deemed to have terminated the Agreement and the applicable Supplement as to such Aircraft. Buyer shall, effective upon such termination, be entitled to recover from Bombardier, as liquidated damages and not as a penalty, the aggregate amount of liquidated damages calculated under Article 14.1 to the date of termination. In addition Bombardier shall promptly repay to Buyer all advance payments for such Aircraft plus daily simple interest thereon from the date of receipt to the date of repayment at the prime rate charged by the National Bank of Canada from time to time, calculated and compounded monthly.

ARTICLE 15 - LOSS OR DAMAGE

15.1 In the event that prior to the Delivery Date of any Aircraft, the Aircraft is lost, destroyed or damaged beyond repair due to any cause, Bombardier shall promptly notify Buyer in writing. Such notice shall specify the earliest date reasonably possible, consistent with Bombardier's other contractual commitments and production schedule, by which Bombardier estimates it would be able to deliver a replacement for the lost, destroyed or damaged Aircraft. The applicable Supplement and this Agreement as it relates thereto shall automatically terminate with respect to such Aircraft unless Buyer gives Bombardier written notice, within thirty (30) days of Bombardier's notice, that Buyer desires a replacement for such Aircraft. If Buyer gives such notice to Bombardier, the parties shall execute an amendment to the applicable Supplement which shall set forth the Delivery Date for such replacement aircraft and corresponding new replacement Aircraft Purchase Price; provided, however, that nothing herein shall obligate Bombardier to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement and the applicable Supplement applicable to the replaced Aircraft shall apply to the replacement aircraft.

ARTICLE 16 - TERMINATION

16.1 Any Supplement hereto and this Agreement as it relates thereto may be terminated, in whole or in part, with respect to any or all of the Aircraft governed by such Supplement before the applicable Delivery Date by Bombardier or Buyer by notice of termination to the other party upon the occurrence of any of the following events:

        (a) a party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

        (b) a receiver or trustee is appointed for a party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within thirty (30) calendar days thereafter; or

        (c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against a party, and, if contested by such party, are not dismissed or stayed, within thirty (30) calendar days thereafter; or

        (d) any writ of attachment or execution or any similar process is issued or levied against a party or any significant part of its property and is not released, stayed, bonded or vacated within thirty (30) calendar days after its issue or levy.

16.2 In addition, any Supplement hereto and this Agreement as it relates thereto may be terminated, in whole or in part, before the Delivery Date with respect to any or all undelivered Aircraft governed by the applicable Supplement:

        (a) as otherwise provided in this Agreement or the applicable Supplement; or

        (b) by Bombardier, if Buyer is in default or breach of any material term or condition of this Agreement or the applicable Supplement and Buyer does not cure such default or breach within thirty
                (30) calendar days after receipt of notice from Bombardier specifying such default or breach.

        (c) by Buyer, if Bombardier is in default or breach of any material term or condition of this Agreement or the applicable Supplement and such breach remains uncured for a period of sixty (60) calendar days following receipt of a notice from Buyer specifying the nature of default or breach.

16.3 In case of termination under Articles 5.2 or 9.9, or by Bombardier pursuant to Articles 16.1 or 16.2:

        (a) all rights (including property rights), if any, which Buyer or its assignee may have or may have had in or to this Agreement and the applicable Supplement or any or all of the undelivered Aircraft governed by such Supplement shall become null and void with immediate effect;

        (b) Bombardier may sell, lease or otherwise dispose of such Aircraft to another party free of any claim by Buyer; and

        (c) all amounts paid by Buyer with respect to the applicable undelivered Aircraft governed by the applicable Supplement shall be retained by Bombardier and shall be applied against the costs, expenses, losses and damages incurred by Bombardier as a result of Buyer's default and/or the termination of this Agreement and the applicable Supplement. Buyer hereby acknowledges and recognizes that such costs, expenses, losses and damages will aggregate not less than the amount previously paid by Buyer with respect to such undelivered Aircraft.

16.4 Subject to Article 14.1, in the event of termination of this Agreement and the applicable Supplement by Buyer, Buyer's sole rights, remedies and recourses against Bombardier and Bombardier's obligations to Buyer shall be limited to only the return by Bombardier of those amounts paid by Buyer to Bombardier hereunder on account of the undelivered Aircraft governed by the applicable Supplement.

ARTICLE 17 - NOTICES

17.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement or a Supplement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

        (a)     Notices to Bombardier shall be addressed to:

                Bombardier Inc.
                Bombardier Aerospace, Regional Aircraft 123
                123 Garratt Boulevard
                Downsview, Ontario
                Canada M3K 1Y5

                Attention:    Director of Contracts
                Facsimile:    (416) 375-4533

        (b)     Notices to Buyer shall be addressed to:

                SkyWest Airlines, Inc.
                444 South River Road
                St. George, Utah
                USA, 84790

                Attention:    Vice-President, Planning
                Facsimile:    (435) 634-3305

17.2 Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

        (a) if delivered by hand, on the day when the same shall have been so delivered; or

        (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or

        (c) if sent by telex or facsimile on the day indicated by the acknowledgment or the answer back of the-receiver in provable form.

ARTICLE 18 - INDEMNITY AGAINST PATENT INFRINGEMENT

18.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, Bombardier shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any indirect, punitive incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

        (a) procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

        (b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

        (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

        Bombardier's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

        (d) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof, and

        (e) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

18.2 The foregoing indemnity does not apply to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to Bombardier's detailed design or to any. system, accessory, equipment or part manufactured by a third party to Bombardier's detailed design without Bombardier's authorization.

18.3 Buyer's remedy and Bombardier's obligation and liability under this Article are conditional upon (i) Buyer giving Bombardier written notice within ten (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved, and
        (iii) Buyer finishes promptly to Bombardier all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Bombardier intervenes, Bombardier shall be entitled at any stage of the proceedings to assume or control the defense. Buyer's remedy and Bombardier's obligation and liability are further conditional upon Bombardier's prior approval of Buyer's payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible.

18.4 THE INDEMNITY, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND REMEDIES OF BUYER SET OUT IN THIS ARTICLE ARE EXCLUSIVE AND ACCEPTED BY BUYER TO BE IN LIEU OF AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND OF ITS AFFILIATES AND ALL OTHER RIGHTS, REMEDIES AND CLAIMS, INCLUDING CLAIMS FOR DAMAGES, DIRECT, INDIRECT, PUNITIVE INCIDENTAL OR CONSEQUENTIAL, OF BUYER AGAINST BOMBARDIER AND ITS AFFILIATES EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR ANY INSTALLED SYSTEM, ACCESSORY, EQUIPMENT OR PART.

ARTICLE 19 - LIMITATION OF LIABILITY AND INDEMNIFICATION

19.1 BOMBARDIER SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY), WHETHER ARISING IN CONTRACT (INCLUDING WITHOUT LIMITATION, WARRANTY), IN TORT (INCLUDING THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE, OR GROSS NEGLIGENCE OR WILLFUL. MISCONDUCT, OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES), OR OTHERWISE, FOR ANY CLAIM CAUSE OF ACTION, OR MATTER OF ANY KIND ARISING UNDER, IN CONNECTION WITH OR PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE.

19.3 THE WARRANTIES, LIABILITIES AND OBLIGATIONS OF BOMBARDIER, AND THE REMEDIES OF BUYER SET FORTH IN THIS AGREEMENT) ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS AND LIABILITIES OF, AND RIGHTS, CLAIMS, REMEDIES, DAMAGES, COSTS AND EXPENSES AGAINST, BOMBARDIER OR ANY SUCCESSOR OR PERMITTED ASSIGNEE, EXPRESSED OR IMPLIED ARISING IN FACT, IN LAW, IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE, INCLUDING BUT NOT LIMITED TO (a) ANY IMPLIED WARRANTY OR CONDITIONS OF MERCHANTABILITY OR FITNESS, (b) ANY IMPLIED WARRANTY OR CONDITION ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (c) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR NON-CONFORMANCE OR DEFECT OR FAILURE OF ANY KIND OR LOSS OF OR DAMAGE TO ANY AIRCRAFT OR PART THEREOF, ANY SPARE PARTS OR ANY TECHNICAL DATA, PRODUCT, DOCUMENT OR SERVICE PROVIDED UNDER THIS AGREEMENT, (d) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, ANY BRAD PARTS, ANY VENDOR PARTS, ANY SPARE PARTS OR ANY TECHNICAL DATA.

19.3 BUYER HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BOMBARDIER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS, AND EACH OF THEM, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR LOSS OF OR DAMAGE TO PROPERTY INCLUDING ANY AIRCRAFT, AND LOSS OF USE THEREOF, OR INJURIES TO OR DEATH OF ANY AND ALL PERSONS (INCLUDING BUYER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES BUT EXCLUDING BOMBARDIER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES), ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ANY SERVICE PROVIDED UNDER THIS AGREEMENT.

ARTICLE 20 - ASSIGNMENT

20.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder or a Supplement to a wholly owned subsidiary or affiliate provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement.

20.2 Except as provided in Article 20.1, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder or a Supplement without Bombardier's prior written consent. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and Bombardier reserves the right as a condition of its consent to amend one or more of the terms and conditions of this Agreement and (including for more certainty) the applicable Supplement.

20.3 Notwithstanding Article 20.2 above, Buyer may assign, after transfer of title of the Aircraft, its rights under this Agreement, save and except for any rights of Buyer which are expressly stated to be personal to Buyer, to a third party purchaser of any one of the Aircraft, provided said third party acknowledges in writing to be bound by the applicable terms and conditions of this Agreement, and provided that there is no increase to the liability and/or responsibility of Bombardier.

20.4 Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer.

20.5 Notwithstanding the other provisions of this Article 20, Bombardier shall, at Buyer's cost and expense, if so requested in writing by Buyer, take any action reasonably required for the purpose of causing any of the Aircraft to be subjected (i) to, after the Delivery Date, an equipment trust, conditional sale or lien, or (ii) to another arrangement for the financing of the Aircraft by Buyer, providing, however, there shall be no increase to the liability and/or responsibility of Bombardier arising through such financing.

ARTICLE 21 - SUCCESSORS

21.1 This Agreement shall inure to the benefit of and-be binding upon each of Bombardier and Buyer and their respective successors and permitted assignees.

ARTICLE 22 - APPLICABLE LAWS

22.1 THIS AGREEMENT (AND INCLUDING FOR MORE CERTAINTY ANY APPLICABLE SUPPLEMENTS) SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE DOMESTIC LAWS OF THE PROVINCE OF ONTARIO, CANADA, EXCLUDING THE CHOICE OF LAW RULES, AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

22.2 Bombardier's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives an/or orders regarding export controls.

ARTICLE 23 - CONFIDENTIAL NATURE OF AGREEMENT

23.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except:

                iii) as may be required by financial institutions or arrangers involved with the financing of the Aircraft, and then only subject to such person or body agreeing to execute the other party's confidentiality agreement. It is the disclosing party's responsibility to have such form executed with any third party prior to disclosure of any such information and to provide such form to the other party for approval. The foregoing does not apply where the disclosing party or the applicable third party is required to disclose such information by law or compelled by court order to do so, and

                iv) as may be required by United Airlines Inc. ("United"), and then only after a request in writing from United and only subject to specified receiving personnel of United agreeing to execute a confidentiality agreement in a form reasonably acceptable to Bombardier.

23.2 Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of Bombardier. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of Bombardier.

23.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

23.4 In the event that this Agreement is required to be filed as an exhibit to a registration statement under the Securities Act of 1933 as amended, (the "Securities" Act) or a periodic report under the Exchange Act of 1934, as amended (the "Exchange" Act) Buyer shall notify Bombardier, by written notice, at least forty-five (45) days prior to the date of such anticipated filing of such determination and the reasons therefor, and shall use its best efforts to work with Bombardier to prepare and file with the Securities and Exchange Commission (the "Commission") a request for confidential treatment pursuant to Rule 24b-2 under the Exchange Act or Rule 406 under the Securities Act, as the case may be, with respect to information in this Agreement, and such other information as Bombardier may reasonably request.

Subject to compliance with the foregoing, and notwithstanding the other provisions of this Article, portions of this Agreement or a Supplement hereto may be filed as exhibits to such registration statement or periodic report to the extent required by the Commission and such filing shall not constitute a breach hereof by Buyer. This provision shall survive until the latter of (i) the complete performance by Buyer of its obligation hereunder or (ii) two (2) years from the date hereof.

ARTICLE 24 - AGREEMENT

24.1 This Agreement including any Supplements pursuant hereto, as same may be amended from time to time, and the matters referred to herein constitute the entire Agreement between Bombardier and Buyer with respect to the Bombardier products governed by the applicable Supplements and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memoranda of agreement, proposals, acceptances, agreements, understandings, contracts and communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and the applicable Supplement and no agreement or understanding varying the terms and conditions hereof shall be binding on either Bombardier or Buyer hereto unless an amendment to this Agreement or the applicable Supplement is issued and duly signed by their respective authorized representatives. In the event of any inconsistencies between this Agreement and a Supplement or other documents referred to herein, the provisions of the Supplement shall prevail.

24.2 If any of the provisions of this Agreement or a Supplement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement/the Supplement and the remainder of this Agreement/the Supplement shall remain in full force and effect.

24.3 THE BENEFIT OF THE WAIVER, RELEASE, RENUNCIATION AND EXCLUSION OF LIABILITY IN ARTICLE 19, EXTENDS ALSO TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF BOMBARDIER INC. (COLLECTIVELY THE "BOMBARDIER GROUP") AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER GROUP.

24.4 Bombardier and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement and any Supplement.

24.5 Buyer and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained in Articles, 12.5, 18.4, 19, Annex A Article 2.9.4.5 and Annex B Article 5.1.

        In witness whereof this Agreement was signed on the date written hereof:

        For and on behalf of                For an on behalf of

        SkyWest Airlines, Inc               BOMBARDIER INC.
                                            Bombardier Aerospace

Signed: /s/ Bradford R. Rich                Signed: /s/ H. Anne Woodyatt
       ---------------------------                 -----------------------------
       Bradford R. Rich                            H. Anne Woodyatt
       Executive Vice President                    Manager of Contracts
       CFO, and Treasurer                          Regional Aircraft



Signed: /s/ Eric Christensen
       ---------------------------
Eric Christensen
Vice President, Planning

                                     ANNEX A

                                AIRLINE SERVICES

           TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND TECHNICAL DATA

The following Airline Services are those services to which reference is made in
Article 3 of the Agreement.

ARTICLE I - TECHNICAL SUPPORT

1.2     FACTORY SERVICE

        Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten (10) of the Aircraft type(s) purchased under this Agreement remain in commercial air transport service.

1.2     FIELD SERVICE REPRESENTATIVE

        1.2.1   SERVICES

                Bombardier shall assign one (1) or more Field Service Representative ("FSW") to Buyer's main base of operation or other location as may be mutually agreed, all as provided in the applicable Supplement.

        1.2.2   TERM

                The FSR term is as set out in the applicable Supplement.

        1.2.3   RESPONSIBILITY

                The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").

        1.2.4   TRAVEL

                If requested by Buyer, the FSR may, at Buyer's expense, travel to another location to provide technical advice to Buyer.

        1.2.5   OFFICE FACILITIES

                Buyer shall furnish the FSR, at no charge to Bombardier, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

        1.2.6   ADDITIONAL EXPENSES

                Buyer shall reimburse Bombardier (net of any additional taxes on such reimbursement) the amount of any and all taxes (except Canadian taxes on the income of the FSR) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by Bombardier or the FSR or other Bombardier employee as a result of or in connection with the rendering of the services.

        1.2.7   RIGHT TO STOP WORK

                Bombardier shall not be required to commence or continue the FSR Services when:

                (a) there is a labour dispute or work stoppage in progress at Buyer's facilities;

                (b) there exist war, risk of war or warlike operations, riots or insurrections;

                (c) there exist conditions that are dangerous to the safety or health of the FSR or other Bombardier employee; or

                (d) the Government of the country where Buyer's. facilities are located or where Buyer desires the FSR to travel refuses the Bombardier employee permission to enter said country or Buyer's base of operations.

        1.2.8   WORK PERMITS AND CLEARANCES

                Buyer shall arrange for all necessary work permits and airport security clearances required for the FSR or other Bombardier employee to permit timely accomplishment of the FSR services.

1.3     MAINTENANCE PLANNING SUPPORT

        1.3.1   SCHEDULED MAINTENANCE TASK CARDS

                As described in the applicable Supplement, Bombardier shall provide Buyer Bombardier's standard format scheduled maintenance task cards that shall conform Aircraft at the Delivery Date. At Buyer's request Bombardier shall provide a proposal for task cards produced to Buyer's format.

        1.3.2   IN-SERVICE MAINTENANCE DATA

                Buyer agrees to provide to Bombardier in-service maintenance data in order to provide updates to Bombardier's recommended maintenance program. Buyer and Bombardier shall agree on standards and frequency for communication of such data.

1.4     ADDITIONAL SERVICES

        At Buyer's request Bombardier shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.1.1   DEFINITIONS

        a.      "BOMBARDIER PARTS":

                any spare parts, ground support equipment, tools and test equipment which bear an inhouse Cage Code number in the Bombardier Provisioning Files (as that expression is defined in ATA Specification 2000).

        b.      "POWER PLANT PARTS":

                any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

        c.      "VENDOR PARTS":

                any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not Bombardier Parts or Power Plant Parts.

        d.      "SPARE PARTS":

                all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes Bombardier Parts, Power Plant Part and Vendor Parts.

        e.      "ORDER":

                any order for Spare Parts issued by Buyer to Bombardier; and f. "Technical Data": shall have the meaning attributed to it in the applicable Supplement.

2.1     TERM AND APPLICABILITY

        The term of this Annex A Article-2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft so long as at least ten (10) of the Aircraft remain in commercial air transport service. The provisions of Annex A Articles 2.2, and 2.6.5 shall survive expiration or termination of this Agreement.

2.2     ORDER TERMS

        Terms and conditions hereof shall apply to all Orders placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer's purchase orders.

2.3     PURCHASE AND SALE OF SPARE PARTS

        2.3.1   AGREEMENT TO MANUFACTURE AND SELL

                Bombardier shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement for each Aircraft. During the term specified in Annex A Article 2.1 above, Bombardier shall also maintain a shelf stock of certain Bombardier Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support. Bombardier shall maintain a reasonable quantity of Bombardier Insurance parts. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

        2.4     AGREEMENT TO PURCHASE BOMBARDIER PARTS

        2.4.1   PURCHASE OF BOMBARDIER PARTS

                In consideration of Bombardier's obligation under Annex A
                Article 2.3.1, during the term stated in Annex A Article 2.1, Buyer agrees to purchase Bombardier Parts only from Bombardier or from airlines operating the same type aircraft purchased herein. Buyer may however purchase Bombardier Parts from any source whatsoever, redesign Bombardier Parts, or have them redesigned, manufacture Bombardier Parts, or have them manufactured, under the following conditions:

                (a) When less than ten (10) aircraft of the type purchased under this Agreement are operated in scheduled commercial air transport service;

                (b) Any time Bombardier Parts are needed to effect emergency repairs on the Aircraft, provided that such purchase, redesign or manufacture by or from sources other than Bombardier allows Buyer to obtain Bombardier Parts in less time than Bombardier requires to furnish them; or

                (c) If Buyer has notified Bombardier in writing that any Bombardier Parts are defective or unsatisfactory in use and if within a reasonable period thereafter

                        Bombardier has not provided a satisfactory resolution or made redesigned Bombardier Parts available.

        2.4.2   BUYER'S RIGHT TO PURCHASE, REDESIGN OR MANUFACTURE

                Buyer's right to purchase, redesign or to have redesigned or manufacture or to have manufactured Bombardier Parts under the preceding Article shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part. Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using redesigned or manufactured Bombardier Parts as described in the preceding Article. Any such redesigned part shall be identified with Buyer's part number only.

        2.4.3   NOTICE TO BOMBARDIER OF REDESIGNED PARTS

                If Buyer redesigns or has had any Bombardier Parts redesigned, Buyer shall immediately thereafter advise Bombardier and make available to Bombardier and its affiliates any such redesigned part or manufacturing process therefor or drawings thereof. If Bombardier requests, Buyer shall negotiate with Bombardier, within sixty (60) calendar days after such redesigned part or manufacturing process therefor or drawings thereof are made available to Bombardier, for the granting to Bombardier of the exclusive manufacturing rights of the redesigned part.

2.5     PURCHASE OF VENDOR PARTS & POWER PLANT PARTS

        Bombardier shall not be obligated to maintain a stock of Vendor Parts or Power Plant Parts. Bombardier may elect to maintain a spares stock of selected Vendor Parts at its own discretion to support provisioning and replenishment sales. Bombardier agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered in accordance with the vendor's quoted lead time plus Bombardier's internal processing time.

2.6     SPARE PARTS PRICING

        2.6.1   SPARE PARTS PRICE CATALOGUE

                Prices for commonly used Bombardier Parts and Vendor Parts stocked by Bombardier shall be published in the spare parts price catalogue ("Spare Parts Price Catalogue"). Bombardier shall hold the published prices firm for catalogue stock class items for a period of twelve (12) months and shall provide at least ninety (90) calendar days notice prior to changing the published price.

        2.6.2   BOMBARDIER PRICES FOR VENDOR PARTS

                If Buyer orders Vendor Parts from Bombardier, the price shall be as published in the Spare Parts Price Catalogue.

        2.6.3   QUOTATIONS

                Price and delivery quotations for items not included in the Spare Parts Price Catalogue shall be provided at Buyer's request by Bombardier. Price quotations will be held firm for a period of ninety (90) calendar days or as otherwise specified by Bombardier. Responses to quotation requests will be provided within ten (10) calendar days.

        2.6.4   PRICE APPLICABILITY

                The purchase price of Bombardier Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by Bombardier of Buyer's Order or as quoted by Bombardier to Buyer upon request. If Buyer requests accelerated delivery or special handling for Bombardier Parts not included in the Spare Parts Price Catalogue, Bombardier may increase the price from the original quotation to cover any additional costs to Bombardier.

        2.6.5   CURRENCY AND TAXES

                All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

                Buyer shall pay to Bombardier upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by Bombardier as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If Bombardier has reason to believe that any such tax is applicable, Bombardier shall separately state the amount of such tax in its invoice. If a claim is made against Bombardier for any such tax, Bombardier shall promptly notify Buyer.

                In addition, Buyer shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Buyer of any Spare Parts.

        2.6.6   VENDOR PRICING

                Bombardier shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at least twelve (12) months with a ninety (90) calendar day notice period prior to changing a published price.

2.7     PROVISIONING

        2.7.1   PRE-PROVISIONING/PROVISIONING CONFERENCE

                Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Buyer and Bombardier in order to:

                (i) discuss the operational parameters to be provided by Buyer to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors ("Provisioning Items");

                (ii) review Buyer's ground support equipment and special tool requirements for the Aircraft;

                (iii) discuss the format of the provisioning documentation to be provided to Buyer from Bombardier for the selection of Provisioning Items; and

                (iv) arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning Conference") which shall be scheduled where possible at least twelve (12) months prior to delivery of the first Aircraft under an applicable Supplement.

                The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Buyer shall use their best efforts to convene such meeting within thirty (30) days after execution of the applicable Supplement.

2.8     INITIAL PROVISIONING DOCUMENTATION

        Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

        (a) Bombardier shall provide, as applicable to Buyer, no later than eighteen (18) months prior to the Scheduled Delivery Date of the first Aircraft under the applicable Supplement or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 2000, Chapter I (as may be amended by Bombardier);

                Revisions to this provisioning data shall be issued by Bombardier every ninety (90) calendar days until ninety (90) calendar days following the Delivery Date of the last Aircraft under the applicable Supplement or as may be mutually agreed;

        (b) Bombardier shall provide, as required by Buyer, all data files defined in Chapter 1 of ATA Specification 2000; and

        (c) the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at ninety (90) calendar day intervals.

        2.8.1   OBLIGATION TO SUBSTITUTE OBSOLETE SPARE PARTS

                In the event that, prior to delivery of the first Aircraft under an applicable Supplement, any Spare Part purchased by Buyer from Bombardier is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Buyer's request), Bombardier shall deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon return of such Spare Parts to Bombardier by Buyer. Bombardier shall credit Buyer's account with Bombardier with the price paid by Buyer for any such obsolete or unusable Spare Part and shall invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

        2.8.2   DELIVERY OF OBSOLETE SPARE PARTS AND SUBSTITUTES

                Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Article 2.8.1. shall be delivered to Bombardier at its plant in Ontario or Quebec, or such other destination as Bombardier may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from Bombardier's plant in Ontario or Quebec, or such other Bombardier shipping point as Bombardier may reasonably designate. Bombardier shall pay the freight charges for the shipment from Buyer to Bombardier of any such obsolete or unusable Spare Part and for the shipment from Bombardier to Buyer of any such substitute Spare Part.

        2.8.3   OBLIGATION TO REPURCHASE SURPLUS PROVISIONING ITEMS

                During a period commencing one (1) year after the Delivery Date of the first Aircraft under an applicable Supplement, and ending five (5) years after such Delivery Date, Bombardier shall, upon receipt of Buyer's written request and subject to the exceptions in Annex A Article 2.8.4, repurchase unused and undamaged Provisioning Items which: (i) were recommended by Bombardier as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Bombardier, and (iii) are surplus to Buyer's needs.

        2.8.4   EXCEPTIONS

                Bombardier shall not be obligated under Annex A Article 2.8.3 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Bombardier in its Recommended Spare Parts List ("RSPL") for the Aircraft, (ii) Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Buyer's modification of the Aircraft or (b) design improvement by the Aircraft manufacturer or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Bombardier or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (iv) Provisioning Items which become surplus as a result of a change in Buyer's operating parameters provided to Bombardier pursuant to Annex A
                Article 2.7, which were the basis of Bombardier's initial provisioning recommendations for the Aircraft.

        2.8.5   NOTIFICATION AND FORMAT

                Buyer shall notify Bombardier, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Bombardier under the provisions of Annex A Article 2.8.3. Buyer's notification shall include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

                Within five (5) business days after receipt of Buyer's notification Bombardier shall advise Buyer, in writing, when Bombardier's review of such summary from Buyer will be completed.

        2.8.6   REVIEW AND ACCEPTANCE BY BOMBARDIER

                Upon completion of Bombardier's review of any detailed summary submitted by Buyer pursuant to Annex A Article 2.8.5., Bombardier shall issue to Buyer a Material Return Authorization notice ("MRA") for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with Annex A Article
                2.8.3. Bombardier will advise Buyer of the reason that any Provisioning Items included in Buyer's detailed summary are not eligible for return. The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier and Buyer shall arrange for shipment of such Provisioning Items accordingly.

        2.8.7   PRICE AND PAYMENT

                The price of each Provisioning Item repurchased by Bombardier pursuant to Annex A Article 2.8.6 will be the original invoice price thereof. Bombardier shall pay the repurchase price by issuing a credit memorandum in favour of Buyer which may be applied against amounts due Bombardier for the purchase of Spare Parts and services..

        2.8.8   RETURN OF SURPLUS PROVISIONING ITEMS

                Provisioning Items repurchased by Bombardier pursuant to Annex A
                Article 2.8.6 shall be delivered to Bombardier Free Carrier (Incoterms), at its plant in Ontario or Quebec, or other such destination as Bombardier may reasonably designate.

        2.8.9 OBSOLETE SPARE PARTS AND SURPLUS PROVISIONING ITEMS - TITLE AND RISK OF LOSS

                Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Annex A Article 2.8.8 shall pass to Bombardier upon delivery thereof to Bombardier. Title to and risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Annex A Article
                2.8.1 shall pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Annex A Article 2.8.3 shall pass to Bombardier upon delivery thereof to Bombardier. With respect to the obsolete or unusable Spare Parts which may be returned to Bombardier and the Spare Parts substituted therefor, pursuant to Annex A Article 2.8.1, and the Provisioning Items which may be repurchased by Bombardier, pursuant to Annex A Article 2.8.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility, of providing any insurance coverage thereon desired by such party.

2.9     PROCEDURE FOR ORDERING SPARE PARTS

        Orders for Spare Parts may be placed by Buyer to Bombardier by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

        2.9.1   REQUIREMENTS

                Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier's price, if available. Buyer agrees that orders placed with Bombardier shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Buyer.

        2.9.2   PROCESSING OF ORDERS

                Upon acceptance of any Order, unless otherwise directed by Buyer, Bombardier shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If Bombardier does not have the Spare Parts in stock, Bombardier shall proceed immediately to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide and the applicable portions of ATA Specification 2000, as applicable to Buyer.

        2.9.3   CHANGES

                Bombardier reserves the right, without Buyer's consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected and the unit price is not increased by more than 10% or $50.00, whichever is less. Bombardier shall promptly give Buyer written notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer's consent, which consent shall conclusively be deemed to have been given unless Buyer gives Bombardier written notice. of objection within fifteen (15) business days after receipt of Bombardier's notice. In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer's Order.

        2.9.4   ELECTRONIC DATA INTERCHANGE

                Bombardier is not currently using EDI, however, if and when Bombardier has the capability and equipment to utilize EDI Bombardier will offer EDI transactions in accordance to the parameters set forth below.

                2.9.4.1 USE OF ELECTRONIC DATA INTERCHANGE (EDI)

                        The SPEC 2000 Protocol shall be used for any EDI transaction. Buyer and Bombardier shall implement security procedures to ensure proper use of this communication. A message will be considered received only at the point where it is in a format which can be accepted by the receiving computer according to ATA SPEC 2000 rules on transmissions. If garbled transmissions are received, the receiver shall promptly notify the sender through use of the SI REJECT command.

                2.9.4.2 ACCEPTANCE OF EDI TRANSACTIONS

                        The SIBOOKED transaction creates an obligation on the part of Buyer to purchase the material and quantities as specified in the transmission. Bombardier is obliged to sell the material and quantities as specified except as may be identified in a subsequent SIORDEXC message. With respect to a SIQUOTES transaction, Buyer and Bombardier are bound to respect the prices quoted in the transmission in 'any resultant SIBOOKED order transaction based upon that SIQUOTES message within the validity period of the SIQUOTES message. An SINVOICE message will be considered as the official commercial invoice for the goods shipped. An SISTOCKS, SISHIPPD, SIPOSTAT or SIPNSTAT message creates no obligations on either the Buyer or Bombardier.

                        If an SIBOOKED acknowledgment is not sent within 24 hours by Bombardier then Buyer shall resend the original message.

                        Any document which has been properly received shall not give rise to any obligation unless and until the party receiving such document has properly transmitted in return an acknowledgment document according to SPEC 2000 Protocol.

                2.9.4.3 SYSTEMS OPERATIONS

                        Buyer and Bombardier, at their own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive documents.

                2.9.4.4 VALIDITY OF DOCUMENTS

                        Annex A Article 2.9.4 has been agreed to by Buyer and Bombardier to evidence their mutual intent to create binding purchase and sale obligations pursuant to the electronic transmission and receipt of documents as described herein.

                        Such documents properly transmitted pursuant to this Annex A Article 2.9.4 shall be considered, in connection with any transaction or any other agreement, to be a "writing" or "in writing" and shall be deemed for all purposes (a) to have been "signed" and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

                        Buyer and Bombardier agree not to contest the validity or enforceability of signed documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by either party to be bound thereby. Signed documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between Buyer and Bombardier to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Buyer nor Bombardier shall contest the admissibility of copies of signed documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the signed documents were not originated or maintained in documentary form.

2.10    PACKING

        All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11    PACKING LIST

        Bombardier shall insert in each shipment a packing list/release note itemized to show:

        (i)     the contents of the shipment,

        (ii) the approved signature of Bombardier's TC authority attesting to the airworthiness of the Spare Parts.

        (iii)   value of the shipment for customs clearance if required.

2.12    CONTAINER MARKS

        Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition Bombardier shall, upon request, include in the markings: gross weight and cubic measurements.

2.13    DELIVERY, TITLE AND RISK OF LOSS

        2.13.1  DELIVERY POINT

                Spare Parts shall be delivered to Buyer in one of the following manners at Bombardier's sole option:

                (i) Free Carrier (Incoterrns 1990) Bombardier's plant in either Ontario or Quebec, Canada; or

                (ii) Free Carrier (Incotenns 1990) other Bombardier depots or shipping points; or

                (iii) Free Carrier (Incoterms 1990) vendor's or subcontractor's plant.

        2.13.2  DELIVERY TIME

                Bombardier shall use reasonable efforts so that shipment of Bombardier Parts to Buyer be as follows:

                (a)     AOG ORDERS

                        Ship AOG Orders within four (4) hours of receipt of Order. Buyer's affected Aircraft factory production number shall be required on AOG Orders;

                (b)     CRITICAL ORDERS (A1)

                        Ship critical Orders within twenty-four (24) hours of order receipt;

                (c)     EXPEDITE ORDERS (A2)

                        Ship expedite Orders within seven (7) calendar days of order receipt;

                (d)     INITIAL PROVISIONING ORDERS

                        Prior to the Delivery Date of the first Aircraft under an applicable Supplement or as may be mutually agreed; and

                (e)     OTHER ORDERS

                        Shipment of stock items shall be approximately thirty
                        (30) calendar days after Bombardier's receipt of Buyer's Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

2.14    COLLECT SHIPMENTS

        Where collect shipments are not deemed practicable by Bombardier, charges for shipment, insurance, prepaid freight charges and all other costs paid by Bombardier shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.15    FREIGHT FORWARDER

        If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

2.16    REIMBURSEMENT OF EXPENSES

        If Bombardier gives Buyer written notice that an Order is ready for shipment and shipment is delayed more than thirty (30) days at Buyer's request or without Bombardier's fault or responsibility, Buyer shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.17    TITLE AND RISK OF LOSS

        Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Buyer, and (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to the Buyer upon delivery by Bombardier. With respect to Spare Parts rejected by Buyer pursuant to Annex A Article 2.19, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to Bombardier.

        Bombardier agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).

2.18    INSPECTION AND ACCEPTANCE

        All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection within thirty (30) days after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered before acceptance are exclusively provided for in Annex A Article 2.19 herein.

2.19    REJECTION

        Any notice of rejection referred to in Annex A Article 2.18 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall, at its option, correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of Bombardier's written instructions and Material Return Authorization ("MRA") number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at Bombardier's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement including any applicable Supplement..

2.20    PAYMENT

        Except as provided in Annex A Article 2.22 below, payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by Bombardier at an annual rate of interest equal to the U.S. prime interest rate as established from time to time by the National Bank of Canada, plus two percent (2%) calculated and compounded monthly.

2.21    PAYMENT FOR PROVISIONING ITEMS

        Payment for Provisioning Items shall be made by Buyer as follows:

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

2.22    MODIFIED TERMS OF PAYMENT

        Bombardier reserves the right to alter the terms of payment:

        (i) at any time by giving Buyer thirty (30) days' prior written notice of the new terms, and

        (ii) without prior notice if Buyer fails to pay when due an amount Buyer owes under any agreement with Bombardier.

2.23    REGULATIONS

        Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.24    CANCELLATION OF ORDERS

        Except as otherwise may apply to initial provisioning, if Buyer cancels an Order, Bombardier, at its option, shall be entitled to recover actual damages, but not less than the following cancellation charges or more than the purchase price of the Spare Parts covered by the Order:

        (a) if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as "shelf stock" in the Spare Parts Price Catalogue, no cancellation charges shall be made;

        (b) if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be ten percent (10%) of the price but not to exceed $100 per unit;

        (c) if shop time or material charges have been made against the Order, the cancellation charge shall be based on the cost of such time and materials, plus overhead; and

        (d) if the Spare Parts covered by the Order can be absorbed into Bombardier's inventory without increasing Bombardier's normal maximum stock level, no cancellation charges shall be made.

2.25    LEASE

        Bombardier shall select and make available certain parts for lease, subject to availability Buyer has the option to negotiate a lease agreement with Bombardier separate from this Agreement and the applicable Supplement.

2.26    ADDITIONAL TERMS AND CONDITIONS

        Bombardier's conditions of sale are deemed to incorporate the terms and conditions stated herein, and within an applicable Supplement. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein and within an applicable Supplement. Such additional terms and conditions shall be provided to Buyer at least ninety (90) calendar days prior to their effective date.

ARTICLE 3 - TRAINING

3.1     GENERAL TERMS

        3.1.1 The objective of the training programs (the "Programs") described in this Agreement and the applicable Supplement is to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the Aircraft.

        3.1.2 Bombardier shall offer the Programs to Buyer in the English language, at a Bombardier designated facility. The Programs shall be completed prior to the Delivery Date of the last Aircraft purchased under the applicable Supplement.

        3.1.3 Buyer shall be responsible for all travel and living expenses (including local transportation) of Buyer's personnel incurred in connection with the Programs.

        3.1.4 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals or other training material which are provided during the Programs exclude revision service.

        3.1.5 The Programs are designed for candidates who meet the following minimum prerequisites:

               Pilots

                (a)     hold airplane multi-engine land rating;

                (b)     have recent multi-crew experience;

                (c)     hold valid instrument flight rating;

                (d)     hold valid medical certificate;

                (e)     have a functional comprehension of the English language;

                (f) captains hold current and valid ATP license or equivalent (minimum of 3,000 hours recommended); and

                (g) first officers hold current and valid commercial license or equivalent (minimum of 1,500 hours recommended).

                Flight Attendants

                (a)     qualified flight attendant with previous experience; or

                (b) hold recent flight attendant training course certificate including fire fighting training, first aid training, in-flight emergency training, safety procedures training and crew communications training; and

                (c)     have a functional comprehension of the English language.

                Flight Dispatchers

                (a)     qualified flight dispatcher with previous experience; or

                (b) familiar with aircraft performance, weight and balance and flight planning; and

                (c)     have a functional comprehension of the English language.

                Maintenance Technician

                (a) hold a valid AME license or equivalent, or have sufficient knowledge and experience (minimum 3 years experience recommended);

                (b) have experience with digital communications, glass cockpit and built-in test equipment; and

                (c)     have a functional comprehension of the English language.

        3.1.6 Prior to commencement of the Programs, upgrade training can be arranged for Buyer's personnel who do not meet the above minimum requirements. Any such upgrade training shall be provided upon terms and conditions to be mutually agreed.

        3.1.7 Should any of Buyer's personnel who do not meet the above minimum requirements encounter problems during their training, any additional training or costs (such as costs for interpreters) shall be bourne by Buyer.

        3.1.8 A training conference shall be held, if practicable, no later than twelve (12) months prior to the Scheduled Delivery Date of the first Aircraft to Buyer, or as may be otherwise agreed, to establish the content and schedule of the Programs.

        3.1.9 Buyer may convert any of the Programs to any other of the Programs for equivalent value.

3.2     FLIGHT CREW TRAINING

        3.2.1   TRAINING ALLOTMENTS AND COURSE DESCRIPTIONS

                Flight crew training allotments and course descriptions are set out in the applicable Supplement.

        3.2.2.  RECURRENT TRAINING

                At Buyer's request, Bombardier shall assist Buyer to obtain recurrent training as set forth in the applicable Supplement

3.3     MAINTENANCE TRAINING

        3.3.1  TRAINING ALLOTMENTS AND COURSE DESCRIPTIONS

                Maintenance training allotments and course descriptions are set out in the applicable Supplement.

        3.3.2   SPECIALIST COURSES

                At Buyer's request, Bombardier shall assist Buyer to obtain specialist courses as set forth in the applicable Supplement.

        3.3.3   RECURRENT TRAINING

                At Buyer's request, Bombardier shall assist Buyer to obtain recurrent training as set forth in the applicable Supplement.

        3.3.4   VENDOR TRAINING

                At Buyer's request, Bombardier shall assist Buyer to obtain vendor maintenance training.

3.4     INSURANCE

        3.4.1 Only in the event that such insurance is applicable, Buyer shall at all times during flight training in Buyer's Aircraft secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including without limitation:

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        3.4.2 The liability policy shall name Bombardier (and its affiliates) as additional insured. The hull policy shall contain a waiver of subrogation in favour of Bombardier (and its affiliates). All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that -Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.

ARTICLE 4 - TECHNICAL DATA

4.1     TECHNICAL DATA PROVIDED

        Bombardier shall furnish to Buyer the Technical Data described in the applicable Supplement (the "Technical Data"). The Technical Data shall be in the English language and shall provide information on items manufactured according to Bombardier's detailed design and in those units of measure used in the Specification or as may otherwise be required to reflect Aircraft instrumentation, as may be mutually agreed.

4.2     SHIPMENT

        Except for the Airplane Flight Manual, Quick Reference Handbook, Flight Crew Operating Manual, and Weight and Balance Manual which will be provided with each Aircraft at time of delivery, all Technical Data provided hereunder shall be shipped to Buyer Free Carrier (Incoterms) Bombardier's designated facilities. Buyer's shipping address and contact information is as follows:

        SkyWest Airlines
        444 South River Road
        St. George, Utah
        84790-2086

        Attention:    Sheree Adams
        Facsimile:    435 634 3607
        Telephone:    435 634 3610

4.3     REVISION SERVICE

        Bombardier will provide Buyer with a revision service, free of charge, for a period of six (6) months following the Delivery Date of Buyer's last Aircraft. This revision service shall apply to the Technical Data only. Subsequent to this six (6) month period, Buyer shall be responsible for any revision services provided by Bombardier, at Bombardier's then current list prices.

        Revisions to the Technical Data to reflect the Aircraft configuration at delivery shall be provided to Buyer within six (6) months following the Delivery Date of each respective Aircraft.

        Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate all applicable Bombardier originated Service Bulletins into the appropriate Technical Data documents (in a regular revision cycle), following formal notification by Buyer that such Service Bulletins have been or shall be incorporated on Buyer's Aircraft. The Technical Data shall then contain both the original and revised Aircraft configuration until Buyer advises Bombardier in writing that one configuration is no longer required.

4.4     PROPRIETARY TECHNICAL DATA

        It is understood and Buyer acknowledges that the Technical Data provided herein and any revisions thereto is proprietary to Bombardier and all rights to copyright belong to Bombardier and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto allowed by Bombardier

        Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including Bombardier Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A Article 2.4 of the Agreement, and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall provide a non-disclosure undertaking acceptable to Bombardier.

        Buyer may convert any of the Technical Data to any other of the Technical Data for equivalent value.

                                     ANNEX B

                        WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

The following warranty is that to which reference is made in Article 3 of the Agreement.

1.1     WARRANTY

        1.1.1 Subject to Annex B Articles 1.9, 1.10, and 2.0, Bombardier warrants that, at the date of delivery of the Aircraft or Bombardier Part, as applicable:

                (a) the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

                (b) the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Powerplant Part in accordance with reasonable instructions of the vendor;

                (c) the Bombardier Parts shall be free from defects in material or workmanship; and

                (d) the Bombardier Parts shall be free from defects in design, having regard to the state of the art as of the date of such design, and

                (e) the Aircraft computer systems (hardware and software) that process date data shall do so correctly in the year 2000.

        1.1.2 The Warranty set forth in Annex B Article 1.1.1(c) and (d) above shall also be applicable to Bombardier Parts purchased as Spare Parts.

        1.1.3 Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.

1.2     WARRANTY PERIOD

        1.2.1 The Warranty set forth in Annex B Article 1.1. shall remain in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

        (a) for failure to conform to the Specification and in the installation referred to in Annex B Article 1.1.1(a) and 1.1.1(b), the number of months set forth in the applicable Supplement from the Delivery Date;

        (b) for those Defects in material or workmanship in Bombardier Parts referred to in Annex B Article 1.1.1(c) and 1.1.2, the number of months set forth in the applicable Supplement from the date of delivery of such parts;

        (c) for those Defects in design referred to in Annex B Article 1.1.1(d), the number of months set forth in the applicable Supplement from the date of delivery of such parts;

        (d) for Defects in the Aircraft computer systems that process date data referred to in Annex B Article 1.1.1(e), from January 1, 2000 to December 31, 2000; and

        (e) for errors in the Technical Data referred to in Annex B Article 1.1.3, twelve (12) months from the date of delivery of the applicable Technical Data.

1.3     Repair, Replacement or Rework

        As to each matter covered by this Warranty Bombardier's sole obligation and liability under this Warranty is expressly limited to, at Bombardier's election, correction by the repair, replacement or rework of the defective part or item of Technical Data. The repaired, replaced or reworked part or item of Technical Data which is the subject of the Warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

        In the case of a Defect relating to non-conformance with the Specification, Bombardier shall correct that Defect in the equipment item or part in which the Defect appears, except that Bombardier will not be obligated to correct any Defect which has no material adverse effect on the maintenance, use or operation of the Aircraft.

1.4     Claims Information

        Bombardier's obligations hereunder are subject to a Warranty claim to be submitted in writing to Bombardier's warranty administrator, which claim shall include but not be limited to the following information:

        (a) the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

        (b) the manufacturer's serial number of the Aircraft from which the part was removed;

        (c)     the date the claimed Defect became apparent to Buyer;

        (d) the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

        (e) a description of the claimed Defect and the circumstances pertaining thereto.

1.5     Bombardier's Approval

        Within ten (10) working days following receipt of Buyer's Warranty claim for a Defect accompanied by Buyer's request for permission as applicable to correct a Defect, Bombardier shall notify Buyer of its decision on the request. Approval under this Article shall not constitute a determination as to the existence of a Defect as described in Annex B
        Article 1. 1 above.

1.6     Timely Corrections

        Bombardier shall make the repair, replacement or rework, following receipt of the defective part or item, with reasonable care and dispatch.

1.7     Labour Reimbursement

        For correction of Defects Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective Bombardier Part and, if the repair, replacement or rework is performed by Buyer, Bombardier shall reimburse Buyer for Bombardier estimated hours or for Buyer's actual labour hours, whichever is less, for the repair, replacement or rework of the defective Bombardier Part excluding any work necessary to gain access to said Bombardier Part. Such reimbursement shall be based upon Buyer's direct labour rate per man-hour plus burden rate of fifty percent (50%), subject to annual review and adjustment of such labour rate as mutually agreed; provided, however, that this amount shall not exceed fifty percent (50%) of the Bombardier published selling labour rate.

1.8     Approval, Audit, Transportation and Waiver

        All Warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim within thirty (30) days following the receipt of the claim and (if requested) return of the defective Bombardier Part to Bombardier's designated facility. Bombardier shall notify Buyer of Bombardier's disposition of each claim.

        Buyer shall pay all costs of transportation of the defective part from Buyer to Bombardier and shall pay all costs of transportation of the repaired, corrected or replacement parts back to Buyer.

1.9     Limitations

        1.9.1 Bombardier shall be relieved of and shall have no obligation or liability under this Warranty if

        (a) the Aircraft was operated with any products or parts not specifically approved by Bombardier, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such products or parts were not a cause of the Defect; or

        (b) the Aircraft was not operated or maintained in accordance with the Technical Data and the manufacturer's documentation furnished to Buyer (including Service Bulletins and airworthiness directives) unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation or maintenance was not a cause of the Defect; or

        (c) the Aircraft was not operated under normal airline use, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation was not a cause of the Defect; or

        (d)     Buyer does not

                1) report the Defect in writing to Bombardier's Warranty administrator within thirty (30) calendar days following such Defect becoming apparent, and

                2) retain the Bombardier Part claimed to be defective until advised by Bombardier to return such Bombardier Part to Bombardier's designated facility in order for Bombardier to finalize its evaluation of the Warranty claim or to otherwise dispose of such Bombardier Part; or

        (e) Buyer does not submit reasonable proof to Bombardier within thirty (30) calendar days after the Defect becomes apparent that the, Defect is due to a matter covered within this Warranty; or

        (f) Buyer does not allow Bombardier reasonable opportunity to be present during the disassembly and inspection of the Bombardier Part claimed to be defective.

1.10    Normal Usage

        Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this Warranty.

1.11    Overhaul of Warranty Parts

        Bombardier's liability for a Bombardier Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.12    No Fault Found

        In the event that a Bombardier Part returned under a Warranty claim is subsequently established to be serviceable then Bombardier shall be entitled to charge and recover from Buyer any reasonable costs incurred by Bombardier in connection with such Warranty claim. Providing, however, in the event that repetitive in-service failure occurs on the particular Bombardier Part which is subsequently identified by Bombardier on a repeated basis to be "no fault found", then Bombardier and Buyer shall discuss and mutually agree a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above mentioned costs incurred by Bombardier and charged to Buyer shall be waived.

ARTICLE 2 - VENDOR WARRANTIES

2.1     Warranties from Vendors

        The Warranty provisions of this Annex B apply to Bombardier Parts only. However, Bombardier has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B
        Article 2, Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor.

2.2     Vendor Warranty Backstop

        For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier, excluding the Powerplant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Annex B Article 2.1 above, the warranties and all other terms and conditions of Annex B Article I shall become applicable as if the Vendor Parts had been a Bombardier Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor's warranty, whichever is shorter and all transportation costs associated with the Vendor Parts shall be borne by Buyer.

2.3     Bombardier's Interface Commitment

        In the event of a dispute in the application of a Vendor Part warranty, at Buyer's request addressed to Bombardier's warranty administrator, Bombardier shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Buyer shall furnish to Bombardier all data and information in Buyer's possession relevant to the interface problem and shall cooperate with Bombardier in the conduct of its investigation and such tests as may be required. Bombardier, at the conclusion of its investigation, shall advise Buyer in writing of Bombardier's opinion as to the cause of the problem and Bombardier's recommended corrective action.

ARTICLE 3 - SERVICE LIFE POLICY

3.1     Applicability

        The Service Life Policy ("SLP") described in this Annex B, Article 3 shall apply if fleetwide and repetitive failures occur in any Covered Component which is defined in Annex B Article 3.7 below.

3.2     Term

        3.2.1 Should such failures occur in any Covered Component within one hundred and forty-four (144) months following delivery of the Aircraft containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

                (a) design and/or furnish a correction for such failed Covered Component; or

                (b) furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3     Price

        Any Covered Component which Bombardier is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

        P   =  C x T
               -----
                144

Where:

        P =    Price of Covered Component to Buyer;

        C =    Bombardier's then current price for the Covered Component;

        T = The total time to the nearest month since the Aircraft containing the Covered Component was delivered by Bombardier.

3.4     Conditions and Limitations

3.4.1   The following general conditions and limitations shall apply to the SLP:

        (a) the transportation cost for the return to Bombardier's designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by Buyer;

        (b) Bombardier's obligations under this SLP are conditional upon the submission of reasonable proof acceptable to Bombardier that the failure is covered hereby;

        (c) Buyer shall report any failure of a Covered Component in writing to Bombardier's Warranty administrator within two (2) months after such failure becomes evident. Failure to give this required notice shall excuse Bombardier from all obligations with respect to such failure;

        (d) the provisions of Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier's obligations under this SLP with respect to any Covered Component;

        (e) Bombardier's obligations under this SLP shall not apply to an, Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Buyer prior to receipt by Bombardier from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component. The provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to Bombardier that such failure was not caused by Buyer's failure to so modify the Aircraft;

        (f) this SLP shall not apply to a failure of a Covered Component if Bombardier determines that such failure may not reasonably be expected to occur on a fleetwide and repetitive basis; and

        (g) this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, degradation, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component.

3.5     Coverage

        This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6     Assignment

        Buyer's rights under this SLP shall not be assigned, sold, leased, transferred or otherwise alienated by contract, operation of law or otherwise, without Bombardier's prior written consent. Any unauthorized assignment, sale, lease, transfer, or other alienation of Buyer's rights under the SLP shall immediately void all of Bombardier's obligations under the SLP.

3.7     Covered Component

        Only those items or part thereof listed in the applicable Supplement shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4 - GENERAL

4.l It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B.

ARTICLE 5 - DISCLAIMER

        5.1 BOMBARDIER SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY) IN CONTRACT (INCLUDING, WITHOUT LIMITATION, WARRANTY), IN TORT (WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES) OR OTHERWISE, FOR ANY INDIRECT,. PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF REVENUE OR LOSS OF PROFIT, WITH RESPECT TO:

                1) ANY DEFECT IN THE SPARE PARTS OR ANY OTHER THING DELIVERED UNDER ANNEX B TO THIS AGREEMENT;

                2) ANY DELAY IN DELIVERY OR COMPLETE FAILURE TO DELIVER ANY PRODUCT OR SERVICES, INCLUDING SPARE PARTS, FOR ANY REASON WHATSOEVER; OR

                3) ANY FAILURE TO PERFORM ANY OF ITS OTHER OBLIGATIONS UNDER ANNEX B TO THIS AGREEMENT.

        NOTHING IN THIS ARTICLE SHALL BE CONSTRUED TO ALTER OBLIGATIONS EXPRESSLY ASSUMED BY BOMBARDIER IN OTHER PROVISIONS OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF ANNEX "B".

                           EXHIBIT 1 TO THE AGREEMENT


                            CERTIFICATE OF ACCEPTANCE


        The undersigned hereby acknowledges on behalf of Buyer acceptance of the Aircraft bearing manufacturer's serial number fitted with two (2) /General Electric CF-34-3AI/3BI/8CI turbofan [Canadair Regional Jet]/ Pratt & Whitney of Canada, Ltd. PWC-120/121/123/150 turboprop [Dash SI/ engines bearing serial numbers and /and two (2) (Hamilton Standard 14SF-/7/15/23/) (Dowty R408) propellers/ as being in accordance with the terms and conditions of this Agreement signed on the day of 19 between Bombardier Aerospace, Regional Aircraft and Buyer.

        Place:                          Date:
              ----------------------         -----------------------------------



Signed for and on behalf of

[Buyer's name]

Per:
    ------------------------------

Title:
      ----------------------------

                           EXHIBIT II TO THE AGREEMENT

                                  BILL OF SALE

1. FOR VALUABLE CONSIDERATION, BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT, OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

        ONE CANADAIR REGIONAL JET MODEL /CL-600-2B19/CL-600-2C10/ [CANADAIR REGIONAL JET] DE HAVILLAND DHC-8-100/200/300/400/ [DASH 8] AIRCRAFT
        BEARING:

        MANUFACTURER'S SERIAL NO.:_________________________________________
        WITH:

        CF34-3A1/3B1/8C1 [CANADAIR REGIONAL JET] / PWC -/120/121/123/150/
        [DASH 8] ENGINES SERIAL NOS.:________________________, AND

        AUXILIARY POWER UNIT NO.: _________________________________

DOES THIS _________ DAY OF __________19__ HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL RIGHT TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO: [BUYER'S NAME].

BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, BOMBARDIER HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

BUYER:

PLACE:                                  TIME:
      ------------------------------         ----------------------------------

For and on behalf of

BOMBARDIER INC.
Bombardier Aerospace, Regional Aircraft

Per:
    --------------------------------

Title:
      ------------------------------

                          EXHIBIT III TO THE AGREEMENT

                       CERTIFICATE OF RECEIPT OF AIRCRAFT


        THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT, AT/ THE DOWNSVIEW AIRPORT, ADJACENT TO BOMBARDIER'S PLANT IN DOWNSVIEW, PROVINCE OF ONTARIO, CANADA [DASH 8]/ DORVAL AIRPORT, ADJACENT TO BOMBARDIER'S PLANT IN DORVAL, PROVINCE OF QUEBEC, CANADA, [CANADAIR REGIONAL JET]/ ON THE ____________ DAY OF____________, AT THE HOUR OF_______________ O'CLOCK, ONE (1) / CANADAIR REGIONAL JET MODEL /CL-600-2B19/CL-600-2C10/ SERIES 100/200/700/ de HAVILLAND
DHC-8-/100/200/300/400/ AIRCRAFT, BEARING SERIAL NUMBER__________, INCLUDING WITH THE AIRCRAFT TWO (2) /CF34- 3A1/3B1/8C1 TURBOFAN / PWC-/120/121/123/150 TURBOPROP / ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS ______________ & ______________AND TWO (2) [HAMILTON STANDARD 14SF-/7/15/23] [DOWTY R408 ]
PROPELLERS AND OTHER MAJOR REPLACEABLE ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.

Signed for and on behalf of [Buyer's name]:


Per:
    --------------------------------

Title:
      ------------------------------

                           EXHIBIT IV TO THE AGREEMENT

                                  CHANGE ORDER
                                   (PRO FORMA)

                              CONTRACT CHANGE ORDER


PURCHASER:

PURCHASE AGREEMENT NO.:                 AIRCRAFT TYPE:

C.C.O. NO.:                             DATED:

                                        PAGE ___ of ___

REASON FOR CHANGE:


DESCRIPTION OF CHANGE:


ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached. In the event of inconsistencies between the consolidation and this CCO, this CCO shall prevail.


--------------------------------------------------------------------------------


FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

Bombardier Aerospace                    [BUYER]
Regional Aircraft

Signed:                                 Signed:
       ----------------------------            ---------------------------------

Date:                                   Date:
       ----------------------------            ---------------------------------

                             SUPPLEMENT NO. PA-428-1

                    TO MASTER PURCHASE AGREEMENT NO. PA-0428

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                             SKYWEST AIRLINES, INC.


This Supplement when accepted and agreed to by SkyWest Airlines, Inc. (the "Buyer") will become part of the Master Purchase Agreement No. PA-0428 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and SkyWest Airlines, Inc.("Buyer") dated the 15th day of January, 1999 (the "Agreement') and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

ARTICLE 1 SUBJECT MATTER OF SALE

Article 1 supplements to Article 2 of the Agreement.

1.1     Aircraft

        Subject to the provisions of the Agreement and this Supplement, Bombardier will sell and Buyer will purchase Twenty Five (25) aircraft model CL-600-2B19 Canadair Regional Jet Series 200 aircraft manufactured pursuant to Type Specification number RAD-601R-157 issue NC dated January 1999 noted in Schedule I hereto as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification") as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 2 hereto (collectively the "Aircraft").

ARTICLE 2.0 PRICE

Article 2 supplements Article 4 of the Agreement.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        The Aircraft base price shall be the base price for the Aircraft as stated in paragraph (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph (b) ("Base Price").

2.2 The price of the Aircraft for the Scheduled Delivery Date shall be the Base Price adjusted for changes made pursuant to Article 11 of the Agreement and any Regulatory Changes pursuant to Article 8.4 of the Agreement, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from July 1, 1998 to the Delivery Date of each Aircraft ("Aircraft Purchase Price"). Such adjustments shall be based on the economic adjustment formula attached hereto as Schedule 3 ("Economic Adjustment Formula") but when adjusted, the Aircraft Purchase Price shall in no case be lower than the Aircraft Base Price, as stipulated in Article 3.1 herein.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

ARTICLE 3.0 PAYMENT

Articles 3.1 and 3.2 supplement Article 5.1 of the Agreement. Article 3.3 supplement Article 5.4 of the Agreement.

3.1     Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

3.2     Terms of payment for each Aircraft are as follows:

(a)     Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        (b) the Aircraft Purchase Price on or before the Delivery Date of such Aircraft to Buyer.

                The advance payment referred to in 3.2 (a) will be retained by Bombardier and returned to Buyer, without interest, in equal amounts upon delivery of each Aircraft.

3.3 Buyer shall make all payments due under this Agreement and this Supplement in immediately available United States Dollars by deposit on or before the due date, to Bombardier's account in the following manner:

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this

        Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

ARTICLE 4.0 DELIVERY PROGRAM

ARTICLE 4.0 SUPPLEMENTS ARTICLE 6.0 OF THE AGREEMENT.

4.1 The Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Montreal, Quebec during the months set forth as follows (the "Scheduled Delivery Dates"):

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

ARTICLE 5.0 BUYER INFORMATION

Article 5.0 supplements Article 7.0 of the Agreement.

5.1 Pursuant to Article 7.1 of the Agreement, Buyer shall provide the information set forth in Article 7.1 of the Agreement, at least fifteen
        (15) months prior to the Scheduled Delivery Date of the first Aircraft.

ARTICLE 6.0 NON-EXCUSABLE DELAY

Article 6.1 supplements Article 14.1 of the Agreement.

6.1     Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

Article 6.2 supplements Article 14.1 of the Agreement.

6.2 The period of days referred to is sixty (60) days in Article 14.1 of the Agreement.

ARTICLE 7.0 TECHNICAL SUPPORT

Article 7.0 supplements Annex A, Article 1.0 of the Agreement.

7.1     The FSR term referred to in Annex A, Article 1.2.2 is as follows:

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

ARTICLE 8.0 TRAINING

Article 8.0 supplements Annex A, Article 3.2 and 3.3 of the Agreement.

8.1.    Flight Crew

8.1.1   Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

8.1.2   Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

8.2.    Maintenance

                8.2.1   Intentionally left blank.

                8.2.2   Intentionally left blank.

8.3     Course Training Material

Bombardier shall provide three (3) sets (one each of AME-E, AME-M and flight crew) of the training materials (without revision service) used to conduct Bombardier's standard training as detailed herein:

                i)      35 mm slides;

                ii)     Lesson Guides;

                iii)    Overhead Projection Transparencies; and
one (1) set for Computer Based Training ("CBT") devices (without revision service) capable of operating ten (10) work stations as follows:

                iv) a license for CBT software for maintenance training (both AME-M and AME-E), including: (for AME-M) OHPS transparencies; videos walk-around; set of manuals; flight deck book; engine run up manual; large cockpit layout, and one (1) full course instructor training, or (for AME-E) Collins video; TCAS video; set of manuals; large cockpit layout, and one (1) full course instructor training; and

                v)      a license for CBT software for flight crew, including:
                        OHPS transparencies; videos walk-around; set-of manuals; flight deck book; large cockpit layout, and one (1) full course instructor training.

The course training materials set forth above shall be available to Buyer during the first quarter 2000. Bombardier shall promptly advise Buyer of the date of release of such training materials. The course training materials are for the internal use of Buyer only.

ARTICLE 9.0 TECHNICAL DATA

                             LIST OF TECHNICAL DATA
                       COLUMN HEADING EXPLANATION OF CODES

ITEM

1       DOC             DOCUMENT
                        Title of Technical Data provided.

2       CONFIG          CONFIGURATION

                        G = Contains data common to all aircraft of the same type (Generic).

                        C = Contains data unique to Buyer's Aircraft
                        (Customized).

3       MEDIUM          Buyer selects one of the following media specified in
                        the table: 1 = Print two sides

                        2 = Microfilm
                        3 = Print one side
                        4 = Laminated Cardboard
                        5 = CD ROM (single)
                        6 = CD ROM (network)

4       REVISION        Y = Periodic revision service applies
                        N = Revision service not applicable
                        S = Revised as required by Bombardier

5       QUANTITY
        (Number)          = Quantity per the Agreement
        (Number) PER      = Quantity per Aircraft

6       DELIVERY
                    ATD   = At time of the Delivery Date of the first
                            Aircraft.
                    PTD   = Prior to the Delivery Date of each or the first
                            Aircraft
                            (as applicable).

7       ATA             Y = Document is per ATA Specification 100,
                            Revision 26.
                        N = Document is to Bombardier's existing commercial
                            practices.

With the delivery of the first Aircraft, Bombardier will provide to Buyer at no additional charge one set of the technical manuals listed below

----------------------------------------------------------------------------------------------------------
ITEM                       DOC                     CONF    MEDIUM   QTY   REV     DEL    ATA    REMARKS
----------------------------------------------------------------------------------------------------------
1.      AIRCRAFT MAINTENANCE MANUAL (AMM)            G     1 or 5    12     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
1A      AIRCRAFT MAINTENANCE MANUAL (AMM)            G        6       2     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
2.      ILLUSTRATED PARTS MANUAL/CATALOG (IPC)       G     1 or 5    12     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
2A      ILLUSTRATED PARTS MANUAL/CATALOG (IPC)       G        6       2     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
3.      STRUCTURAL REPAIR MANUAL (SRM)               G      1, 2      4     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
4.      COMPONENT MAINTENANCE MANUAL (CMM)           G      1, 2      4     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
5.      POWER PLANT BUILD-UP MANUAL                  G      1, 2      4     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
6.      WIRING DIAGRAM MANUAL                        C     1 or 5    12     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
6A.     WIRING DIAGRAM MANUAL                        C        6       2     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
7.      ILLUSTRATED TOOL & EQUIPMENT MANUAL          G      1, 2      4     Y     PTD     Y
        (ITEM)
----------------------------------------------------------------------------------------------------------
8.      SERVICE BULLETINS                            G        1       1     S     PTD     Y    SEE NOTE 1
----------------------------------------------------------------------------------------------------------
9.      NON DESTRUCTIVE TEST MANUAL (NDT)            G        1       4     Y     PTD     Y
----------------------------------------------------------------------------------------------------------
10.     MAINTENANCE PROGRAM DOCUMENT (MPD)           G        1       4     S     PTD     Y    SEE NOTE 2
----------------------------------------------------------------------------------------------------------
11.     FAA OR DOT AIRPLANE FLIGHT MANUAL (AFM)      C        1      27     S     ATD     N
----------------------------------------------------------------------------------------------------------
12.     WEIGHT & BALANCE MANUAL                      G        1     1 PER   Y     ATD     Y
----------------------------------------------------------------------------------------------------------
13.     MASTER MINIMUM EQUIPMENT LIST (MMEL)         G        1       1     S    ASAP     N
----------------------------------------------------------------------------------------------------------
14.     QUICK REFERENCE HANDBOOK                     C        1      27     S     ATD     N
----------------------------------------------------------------------------------------------------------
15.     FLIGHT CREW OPERATING MANUAL (FCOM)          C        1      27     S     ATD     N
----------------------------------------------------------------------------------------------------------
16.     MAINTENANCE TASK CARDS                       C        3       4     S     PTD     N
----------------------------------------------------------------------------------------------------------
17.     FLIGHT PLANNING & CRUISE CONTROL MANUAL      G        1       4     S    ASAP     N
----------------------------------------------------------------------------------------------------------
18.     AIRCRAFT CHARACTERISTICS FOR AIRPORT         G        1       4     N    ASAP     N    SEE NOTE 3
        PLANNING
----------------------------------------------------------------------------------------------------------
19.     ON-BOARD WIRING DIAGRAM BOOK                 C        3      A/R    N     ATD     N    SEE NOTE 4
----------------------------------------------------------------------------------------------------------
20.     MAINTENANCE FACILITIES & EQUIPMENT           G        1       4     S    ASAP     N
        PLANNING MANUAL
----------------------------------------------------------------------------------------------------------
21.     SYSTEM SCHEMATIC MANUAL (SSM)                G      1, 2      4     Y     ATD     Y
----------------------------------------------------------------------------------------------------------
22.     PASSENGER INFORMATION SHEET                  G        3       1     S     ATD     N    SEE NOTE 5
----------------------------------------------------------------------------------------------------------
23.     PILOT CHECKLIST                              C        4      27     S     ATD     N
----------------------------------------------------------------------------------------------------------
24.     CRASH CREW CHART                             G        4     1 PER   S     ATD     N
----------------------------------------------------------------------------------------------------------
25.     FAULT ISOLATION MANUAL                       G        1      25     S     ATD     N
----------------------------------------------------------------------------------------------------------
26.     DISPATCH DEVIATION GUIDE                     G        1       4     S     PTD     N
----------------------------------------------------------------------------------------------------------

        NOTE 1: SERVICE BULLETINS

Aperture cards of the service drawing(s) will be provided in lieu of drawings when practical.

NOTE 2: MAINTENANCE PROGRAM DOCUMENT

        This manual provides the basis for Buyer's initial maintenance program.

NOTE 3: AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING

        This manual contains data on Aircraft ground maneuver and handling.

NOTE 4: ON-BOARD WIRING DIAGRAM BOOK

        This book contains wiring diagrams for interim reference until the Wiring Diagram Manual is revised to reflect the Aircraft at the Delivery Date.

NOTE 5: PASSENGER INFORMATION CARDS

        Bombardier will provide one (1) reproducible master for the preparation of passenger information cards. For an additional cost, subject to negotiation, Bombardier will provide full colour laminated passenger information cards in quantities required.

NOTE 6: TECHNICAL DATA EXCHANGE

        Buyer has the ability to adjust the quantities of Technical Data and revision services in accordance to the permitted parameters specified in the manual chart of this Article 9 in this Supplement for equivalent value of other Technical Data or revision services.

NOTE 7: REVISION SERVICES

        Bombardier will provide revision services for a period of three (3) years.

ARTICLE 10.0 WARRANTY

Article 10.0 below supplements Annex B, Article 1.0 of the Agreement.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

ARTICLE 11.0 SLP COVERED COMPONENTS

Article 11.0 supplements Annex B, Article 3.7 of the Agreement.

11.1    WING

        a.      Upper and lower integral stringer machined wing planks.

        b.      Machined spar, including auxiliary spars.

        c.      Caps, webs and stiffeners on fabricated spars.

        d.      Front spar to rear spar wing box ribs.

        e.      Main landing gear (MLG) machined trunnion rib.

        f.      MLG side stay machined attachment fittings.

        g.      Wing/fuselage machined attachment fittings.

11.2    FUSELAGE

        a. Window and windshield frame structure, but excluding the windows and windshield. Exterior skins, doublers, circumferential frames but excluding all systems, fairings, insulation, lining and decorative clips and brackets.

        b. Engine mount support box structure and machined pylon attachment fittings. Primary structure frames around body openings for passenger door, baggage door, avionics door, flying control access door, APU access door and emergency exits.

        c. Nose landing gear well structure, including wheel well walls, ceiling, pressure bulkheads and pressure floor structural components at fuselage wing cutout.

11.3    VERTICAL STABILIZER

        a.      All spars.

        b.      Horizontal to vertical stabilizer machined attachment fittings.

        c.      Front spar to fuselage frame machined attachment fittings.

        d. Exterior skins, ribs, stringers between front and rear spars and machined closing rib.

11.4    HORIZONTAL STABILIZER

        Front and rear spars and exterior skins, rib and stringers between front and rear spars.

In witness whereof this Supplement was signed on the date written hereof:




For and on behalf of                    For and on behalf of



SkyWest Airlines, Inc                   BOMBARDIER INC.
                                        Bombardier Aerospace


Signed:  /s/ Bradford R. Rich           Signed:   /s/ H. Anne Woodyatt
       -------------------------                -------------------------
        Bradford R. Rich                         H. Anne Woodyatt
        Executive Vice President                 Manager of Contracts
        CFO, and Treasurer                       Regional Aircraft


Signed:  /s/ Eric Christensen
       -------------------------
        Eric Christensen
        Vice President, Planning

                      SCHEDULE 1 TO SUPPLEMENT NO. PA-428-1

                               TYPE SPECIFICATION

                          NUMBER RAD-60IR-157 ISSUE NC

                                  JANUARY 1999

                      SCHEDULE 2 TO SUPPLEMENT NO. PA-428-1

                        BUYER SELECTED OPTIONAL FEATURES


        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

                      SCHEDULE 3 TO SUPPLEMENT NO. PA-428-1

                           ECONOMIC ADJUSTMENT FORMULA

Pursuant to the provision of Article 4 of the Agreement, economic adjustment will be calculated using the following Economic Adjustment Formula:

Pp     =        PO(O.28  LD+0.35  ED+0.20 CD+0.15  MD+0.02     FD)
                         --       --      --       --          --
                         LO       EO      co       MO          OF

Where:

Pp     =        Aircraft Purchase Price;

Po     =        Base Price;

LD     =        the Canadian tabour index based upon arithmetic the average of the indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft;

LO     =        19.93 being the arithmetic average of the Canadian labour index for the months of January, February and March 1998;

ED     =        the U.S. tabour index based upon arithmetic the average of the indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft;

EO     =        18.99 being the arithmetic average of the U.S. labor index for the months of January, February and March 1998;

CD the Industrial Commodities index based upon the arithmetic average of the indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft;

CO 125.40 being the arithmetic average of the Industrial Commodities index for the months of January, February and March 1998;

MD the Material index based upon the average of the arithmetic indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft; and

MO 129.87 being the arithmetic average of the Material index which for the months of January, February and March 1998.

FD      =       the fuel index based upon the average of the arithmetic indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft; and

OF      =       76.6 being the arithmetic average of the Fuel index which for the months of January, February and March 1998.

For the purpose of the, Economic Adjustment Formula and the calculation of the economic adjustment:

        (a) the Canadian labour index shall be the index provided in the Standard Industrial Classification (S.I.C.) Code 321 for Average Hourly Earnings (including overtime) for the Aircraft and Parts Industry (Canada) published by Statistics Canada in "Employment Earnings and Hours" Table 3. 1.

        (b) the U.S. labour index shall be the index provided in the Bureau of Labor Statistics (B.L.S.) Code 372 Gross Hourly Earnings of production and non-supervisory workers in the Aircraft and Aircraft Parts Industry as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Employment and Earnings" Table C-2.

        (c) the Industrial Commodities index shall be the index provided in the Producer Price Index as Industrial Commodities as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Producer Prices and Price Indexes" Table 6.

        (d) the material index shall be the index provided in the Producer Price Index for Code 10 Metals and Metals Products as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Producer Prices and Price Indexes" Table 6.

        (e) the fuel index shall be the index provided in the Bureau of Labor Statistics (B.L.S.) Code 5 "Fuel and Related Products and Power" Table 6 as published by the U.S. Department of Labor.

        (f) in the event that Bombardier shall be prevented from calculating the Aircraft Purchase Price of each Aircraft due to any delay in the publication of the required indices, Bombardier shall use the last provisionally published indices, and in the event that provisional indices are not available, Bombardier shall extrapolate from the last three (3) months of published indices and such calculation of the Aircraft Purchase Price shall be accepted by the parties as final.

        (g) the indices used in the Economic Adjustment Formula and the weighting assigned to them represent the projection by Bombardier of the manner in which Bombardier will incur cost in the production of the Aircraft. In the event there is a change in circumstances which materially affects the indices chosen or the weighting assigned to them, the indices and/or the weighting shall be amended accordingly. The change in circumstances referred to above shall include but not be limited to:

                1) Any change in the basis upon which the chosen indices have been calculated or if any of said indices are discontinued or withdrawn from publication,

                2) Any change in manufacturing plan involving the letting of a new subcontract or the termination of an existing sub-contract, and

                3) Any change in the escalation or economic adjustment formula used in a vendor or sub-contractor contract with Bombardier; and

In the calculation of the Aircraft Purchase Price the following guidelines in respect of decimal places shall apply:

        (a) All indices in the Economic Adjustment Formula shall be used to the second decimal place,

        (b) The Economic Adjustment Formula shall be calculated to four decimal places, and

        (c) The Aircraft Purchase Price resulting from the Economic Adjustment Formula shall be corrected to the nearest dollar.

                      SCHEDULE 4 TO SUPPLEMENT NO. PA-428-1

                                 OPTION AIRCRAFT

1.0 Bombardier hereby agrees to grant Buyer the option to purchase an additional Twenty Five (25) Canadair Regional Jet Series 200 aircraft as described in Article 1 of this Supplement (the "Option Aircraft") for the benefit of Buyer under the following general conditions:

        Disclosure Regarding Confidential Information: Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56 and 59 of the Supplements and
        Schedules thereto of the Purchase Agreement have been omitted from this
        Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

The advance payment referred to in 1.5 (a), will be retained by Bombardier and returned to Buyer, without interest, in equal amounts upon delivery of the respective Option Aircraft.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

2.0 Upon exercise of Buyer's right to purchase the Option Aircraft, the parties shall deem all definitions, terms and conditions of the Agreement and this Supplement as being applicable to the purchase of the Option Aircraft, unless expressly noted otherwise.

3.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier. 4.0 This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

SkyWest Airlines, Inc                   BOMBARDIER INC. Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed:  /s/ H. Anne Woodyatt
       -----------------------------           ---------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft

Signed: /s/ Eric Christensen
       -----------------------------
Eric Christensen
Vice President, Planning

                      SCHEDULE 5 TO SUPPLEMENT NO. PA-428-1

                                CONVERSION RIGHTS

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

6.0 This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.


SkyWest Airlines, Inc.                  BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft



Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning

                      SCHEDULE 6 TO SUPPLEMENT NO. PA428-1

                              FINANCING ASSISTANCE

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

SkyWest Airlines, Inc.                  BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft



Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning

                      SCHEDULE 7 TO SUPPLEMENT NO. PA-428-1

                         DISPATCH RELIABILITY GUARANTEE

1.0     Intent

        The intent of the Dispatch Reliability Guarantee ("DRG") is to achieve the full potential of the inherent technical reliability of the Aircraft through the joint efforts of Bombardier and Buyer. To that end, Bombardier agrees to take action as specified below and Buyer agrees to set its Aircraft fleet dispatch reliability target equal to or greater than 0.4% above the Guarantee Value so that both Buyer and Bombardier's technical staff can pursue attainment of the Guarantee Value (as defined in Article 3.0 below)

        For the purpose of this Guarantee, the dispatch reliability shall be for the Aircraft purchased under the Supplement. It is understood by Bombardier and Buyer that this Guarantee does not replace, cancel or extend similar dispatch reliability guarantees agreed upon in previous agreements between the parties, which guarantees -shall remain in force and effect pursuant to their respective terms and conditions,

2.0     Definition

        As defined in World Airlines Technical Operations Glossary (W.A.T.O.G.), a chargeable technical delay shall be any delay greater than fifteen (I
        5) minutes beyond scheduled revenue departure time caused by malfunction of equipment affecting any of the Aircraft ("Chargeable Technical Delay") and a cancellation shall be the deletion of the flight from Buyer's operating schedule, provided that no more than one (1) delay or cancellation shall be charged to a specific malfunction ("Cancellation").

3.0     Guarantee Value

        Bombardier guarantees that the Aircraft dispatch reliability with respect to avoidance of Chargeable Technical Delays or Cancellations shall, at the end of the period indicated below, meet the guarantee value percentages specified below ("Guarantee Value")

               Period                       Guarantee Value (%)
               ------                       -------------------
        Months six to twelve                       97.5
        Months thirteen to eighteen                98.0
        Months nineteen twenty-four                98.5
        Months twenty-five to thirty-six           99.0

4.0     Term of Guarantee

        The term of this guarantee shall commence on the date of start of revenue service of Buyer's first delivered Aircraft and shall expire three (3) years thereafter or whenever the ninety-nine percent (99%) dispatch reliability is achieved for six (6) consecutive months, whichever comes first.

5.0     Formula

        As the term is used herein, "dispatch reliability" shall be a six (6) month moving average numerical value (expressed as a percentage) which shall be calculated by application of the following formula:

        DR      = 100(l - CD/SD)

        Where:

        DR      = Dispatch Reliability (expressed as percentage)

        CD      = Total Chargeable Technical Delays and Cancellations

        SD      = Total Scheduled Revenue Departures

6.0     Assumptions

        The Guarantee Value is predicated on a revenue flight length of ninety
        (90) minutes, a minimum turnaround time of forty (40) minutes and a minimum through stop time of twenty (20) minutes. Bombardier reserves the right to renegotiate the Guarantee Value in the event of deviation in the aforemade assumptions.

7.0     Conditions and Limitations

        7.1 Any delay or cancellation due to any one or more of the following causes shall not be considered a Chargeable Technical Delay or Cancellation in computing compliance with this DRG:

                a) Delay or cancellation due to operation or maintenance of equipment in the Aircraft not being in accordance with the approved Technical Data;

                b) Delay or cancellation due to acts or omissions of Buyer including but not limited to unavailability of serviceable spare parts, ground support equipment or personnel, and not dispatching in accordance with the approved Minimum Equipment List;

                c) Delay or cancellation caused by problems that have had relevant recommended Service Bulletins or Airworthiness Directives issued against them, if Buyer has not incorporated the bulletin on the Aircraft in question, provided that Buyer has had reasonable time to incorporate said bulletin or directive consistent with Buyer's maintenance program;

                d) Delay or cancellation caused by BFE of Buyer or Buyer designated equipment (equipment designated by Buyer and purchased by Bombardier on behalf of Buyer);

                e)      Delay or cancellation caused by Power Plant Parts;

                f) Delay or cancellation due to any modifications to the Aircraft made by Buyer without Bombardier's written approval unless Buyer furnishes reasonable evidence that such modification was not a prime cause of the delay; or

                g) Any delay or cancellation due to acts of God or acts of third parties or force majeure.

        7.2     Reporting

                Buyer shall provide to Bombardier not later than thirty (30) days after the last day of each month all reports as required by Buyer's regulatory authority. Buyer shall also provide a report to Bombardier of the corrective action for such Chargeable Technical Delays or Cancellations, and- the information on modifications or Service Bulletins relevant to such Chargeable Technical

                Delays or Cancellations accomplished during each month. Buyer shall also provide Bombardier such other information and data as Bombardier may reasonably request for the purpose of analyzing Chargeable Technical Delays or Cancellations. Bombardier shall respond to the data in a timely manner and shall provide Buyer with a summary of fleetwide reliability reports on a monthly basis.

        7.3     Master Record

                The master record of dispatch reliability will be maintained by Bombardier based upon information provided by Buyer's maintenance control program as requested herein.

                Bombardier shall format the data into Bombardier's format. 8.0 Corrective Action

8.0     Corrective Action

        8.1 In the event the achieved dispatch reliability, as reported to Buyer by Bombardier, fails to equal the Guarantee Value for the applicable period, Bombardier and Buyer will jointly review the performance for that period to identify improvement changes required. Bombardier shall also provide, at no charge, if requested by Buyer:

                a) Technical service support to analyze Buyer's operating procedures, maintenance practices, training programs, manuals and publications and related procedures, practices, policies and programs that can have an adverse effect on dispatch reliability and recommend any changes in such procedures, practices, policies and programs reasonably indicated to improve the dispatch reliability;

                b) Review of data related to parts, material, components, accessories and equipment incorporated in, and used in connection with, the Aircraft and furnish technical advice and information to Buyer for the purpose of improving the dispatch reliability of the Aircraft;

                c) Corrective Bombardier engineering design changes and modification kits of Bombardier Parts and material for the Aircraft which will, in the joint opinion of Buyer and Bombardier, cause-the performance of the Aircraft upon Buyer's installation, to meet or exceed the dispatch reliability guarantee. The modification kits and design changes supplied by Bombardier which provide added value to Buyer beyond that required to reach the specified guarantee value- will be negotiated by Bombardier and Buyer to define the cost allocation of the "Added

                        Value". Bombardier will pay for direct labour hours incurred based on Bombardier's estimated labour hours or Buyer's actual labour hours, whichever is less, for the percentage as determined above of the installation cost necessary to meet the Guarantee Value. Buyer and Bombardier agree that Buyer's obligations to install such modification kits shall be consistent with Buyer's maintenance program. Thereafter, failure by Buyer to install a Bombardier change shall result in the exclusion of the associated malfunction from the dispatch reliability computation, unless Buyer can demonstrate to Bombardier's reasonable satisfaction that the change would not have eliminated the malfunction; and

                d) Bombardier shall use its reasonable efforts to require its suppliers to provide corrective action at no charge to Buyer to the extent required when Chargeable Technical Delays or Cancellations exceed the guaranteed dispatch reliability as a direct result of failure of equipment designed by such suppliers.

        8.2 Bombardier's liability to investigate and provide corrective action under the terms of this DRG shall be dependent upon the quality, extent and regularity of information and data reported to Bombardier by Buyer.

9.0     Implementation of Changes

        Buyer may, at its option, decline to implement any change proposed by Bombardier under Article 8.0 above. If Buyer so declines, Bombardier may adjust the number of Chargeable Technical Delays or Cancellations by an amount consistent with the expected reduction in Chargeable Technical Delays or Cancellations based on reasonable substantiation to Buyer and on other operator experience, if any, as if such change has been incorporated. Bombardier shall not make adjustments when Buyer has demonstrated to Bombardier's reasonable satisfaction that such change is not cost effective to Buyer.

10.0    Duplicate Remedies

        It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement, by the Power Plant manufacturer or by any vendor.

11.0 The provisions of this Schedule are personal to Buyer and shall not 'be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

13.0 This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.




Should there be any inconsistency between this Schedule and the Agreement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.


SkyWest Airlines, Inc.                  BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft



Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning

                      SCHEDULE 8 TO SUPPLEMENT NO. PA-428-1

                              PERFORMANCE GUARANTEE


1.0     Aircraft Configuration

        The guarantees listed below are based on the Aircraft configuration as defined in Supplement NO.PA-428-1. Appropriate adjustments shall be made for any changes to the specifications of the Aircraft which have been approved by Buyer and Bombardier and which cause changes to the performance of the Aircraft.

2.0     Performance Guarantee

        2.1     Take-off Performance

                FAR take-off field length, at a take-off gross weight of 53,000 lb (24,040 kg) at the start of ground run, at sea level with zero runaway slope, no obstacles, zero wind, ISA conditions, shall be not more than 6,305 ft (1,922 m).

        2.2     Landing Performance

                FAR landing field length at a landing weight of 47,000 lb (21,319 kg), sea level, ISA conditions, no obstacles, shall be not more than 4,850 ft (1,478 m).

        2.3     Speed

                Level flight airspeed at 46,000 lb (20,865 kg) gross weight at a pressure altitude of 35,000 ft, using maximum cruise thrust with A.C.U. bleed only, in ISA conditions shall be not less than 0.79 M, 455 Kts TAS (843 km/hr).

        2.4     Specific Air Range

                The nautical air miles per pound of fuel in ISA conditions, at 35,000 ft altitude, at an aircraft gross weight of 46,000 lb (20,865 kg), at a true Mach number of 0.74 M shall be not less than 0. 1 85 nam/lb (.755 km/kg).

        2.5     Mission Performance

                For a mission with an equivalent still air range (stage length) of 1,600 nautical miles, when operated under the conditions specified below,. the block fuel burnt shall be not more than 10,217 lb (4,634 kg) when carrying a fixed payload of 10,250 lb (4,649 kg) representative of 50 passengers at 205 lb (90.3 kg) per passenger.

                The mission is flown at ISA conditions throughout.

                Climb is made starting at sea level to 35-000 ft pressure altitude using a climb speed schedule of 250 KCAS / 0.70 M.

                Initial cruise is at 35,000 feet pressure altitude at a cruise Mach number of 0.74 M. Step climb is made starting at 35,000 feet to 37,000 feet pressure altitudes using a climb speed schedule of 250 KCAS/0.70m. Final cruise is at 37,000 feet pressure altitude at a cruise Mock of 0.74m. Thrust during both cruise is not to exceed maximum cruise thrust.

                Descent is made from 37,000 feet pressure altitude to sea level using a descent speed schedule of 0.70 M / 250 KCAS.

                For the purpose of this guarantee the following are fixed quantities and allowances:

                -       10 minute engine start and taxi fuel is 13 3 lb (60 kg).

                - 1 minute take-off fuel including acceleration to initial climb speed is 107 lb (49 kg).

                - Usable reserve fuel remaining upon completion of descent phase, based on the reserve profile specified below is 1,866 lb (846 kg).

                1)      100 nm (185 km) diversion including:

                        i) climb from sea level to 22,000 ft at a speed of 250 KCAS

                        ii)     cruise at 22,000 ft at long range cruise speed

                        iii)    descent to sea level at a speed of 250 KCAS

                2) plus fuel equivalent to 45 minute hold at 22,000 feet at minimum drag speed (Vmo).

                The stage length is defined as the sum of the climb, cruise and descent distances.

                M denotes true Mach number.

                Block fuel includes engine start, taxi, take-off, climb, cruise and descent.

                The fuel burn guarantee is based on the fixed estimated OWE of 30,800 lb (13,971 kg).

3.0     Weights

        3.1     Maximum Zero Fuel Weight Guarantee

                The Maximum Zero Fuel Weight (MZFW) shall not be less than 44,000 lb (19,958 kg).

        3.2     Maximum Landing Weight Guarantee

                The maximum landing Weight (MLW) shall not be less than 47,000 lb (21,319 kg).

        3.3     Maximum Take-Off Weight Guarantee

                The Maximum Take-Off Weight (MTOW) shall not be less than 53,000 lb (24,040 kg).

        4.0     Performance Guarantee Conditions

                4.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere unless noted otherwise. Altitudes are pressure altitudes.

        4.2 FAR take-off and landing performance are based on the requirements of FAR 25 as defined in Transport Canada data sheet A-131, Issue 13.

        4.3 Take-off and landing performance guarantees are based on operation from hard surfaced, level and dry. runways with no wind, no line-up allowance or no obstacles unless noted otherwise and with anti-skid and automatic spoilers operative.

        4.4 When establishing the take-off performance, no air shall be bled from the engine(s) for cabin air conditioning or anti-icing and APR shall be armed and available when one engine fails. The APU shall be off.

        4.5 Speed, specific air range, and the climb, cruise, and descent portion of the mission guarantee include allowance for normal engine bleed and power extraction. Normal engine bleed is defined as that bleed required to maintain a cabin pressure altitude not exceeding 8,000, ft at the maximum operating altitude with an average cabin ventilation rate of not less than 570 cu.ft./min. (I 6.3 m3/min) and a cabin temperature of 72(degree)F (22(degree)C).

        4.6 Normal power extraction assumes the use of electrical services such as to require a power level 24 Kilowatts, total, to be provided with both engines operative and of 15 Kilowatts to be provided with one engine inoperative.

        4.7 Fuel density is assumed to be 6.70 lb/US gallon (0.803 kg/1). All performance guarantees are based on the use of a fuel with a lower heating value (LHV) of 18,550 BTU/lb (43,147 kilojoules/kg) and on an Aircraft centre of gravity location of 25% of the mean aerodynamic chord.

        4.8 All guarantees are contingent upon engine acceptance test performance acceptable to BOMBARDIER and are applicable to a new airframe - engine combination only.

5.0     Guarantee Compliance

        5.1 Compliance with take-off and landing performance guarantees shall be demonstrated by reference to the approved DOT Airplane Flight Manual adjusted to reflect any differences due to change in certification requirements of interpretation thereof.

        5.2 Compliance with speed, specific air range and mission performance guarantees shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and should be demonstrated by reference to the Flight Planning and Cruise Control Manual.

        5.3 Data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

6.0     Remedies

        6.1 In the event of a shortfall in the guarantees contained in this Letter Agreement, BOMBARDIER shall endeavor and shall use its reasonable efforts to develop corrective measures. Such measures shall be developed within a period of twelve (12) months from the delivery of the first Airerdft under the Agreement (or such other longer period as is required in view of the corrective measures involved).

7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BOMBARDIER.

8.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.


SkyWest Airlines, Inc.                  BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft

Signed: /s/ Bradford R. Rich
       ----------------------------
Eric Christensen
Vice President, Planning

                      SCHEDULE 9 TO SUPPLEMENT NO. PA-428-1

                   AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

1.0     Intent

        1.1 The intent of the Airframe direct maintenance cost guarantee is to achieve the full potential of the maintainability of the Aircraft through the joint efforts of Bombardier and Buyer. To that end, Bombardier agrees to provide credits pursuant to the terms and conditions hereof and Buyer agrees to provide data defined below.

        1.2 The "Airframe" shall mean the Aircraft excluding Power Plant Parts, related maintenance activities (such as overhaul, hot section inspection, basic unscheduled repairs, LCF components, scheduled and unscheduled line replaceable unit repair and overhaul), Buyer Furnished Equipment (BFE) and Ground Support Equipment (GSE).

2.0

                Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

3.0     Calculation of Cost

        3.1     Airframe Direct Maintenance Labour ("ADMUL)

                The ADML shall be defined as the annual man-hours, in Buyer's cost allocation system assigned to collect direct labour charges, without burden, expended in direct maintenance of the Aircraft. Notwithstanding Buyer's internal cost allocation system, all elements of indirect labour such as shop cleaning, workplace maintenance, material handling, overtime premium, idle time and inventory control or labour resulting from damage, misdiagnosis (no fault found) or misuse shall be excluded from the calculation of Airframe direct maintenance man-hours; and

                         [Original contains blank page]

        3.2 Airframe Direct Maintenance Material Cost ("ADMMC") The ADMMC is defined as the annual cost of material consumed, which excludes initial provisioning purchases, for the direct airframe maintenance of the Aircraft, -less any transportation, duties, taxes or license fees. Notwithstanding Buyer's internal cost allocation system, all elements of indirect material such as cleaning supplies, consumable tools, hydraulic fluids, oils and greases, welding supplies, sealants, paints, protective coatings, adhesives or material resulting from damage, misdiagnosis (no fault found) or misuse are excluded from the calculation of ADMMC.

        3.3 Airframe Direct Outside Service Cost ("ADOSO The ADOSC is defined as the annual cost expended in outside services for direct airframe maintenance of the Aircraft. The ADOSC shall include the total outside service charges of both labour and material costs, but excluding transportation and taxes.

        3.4     Hourly Airframe Direct Maintenance Cost ("ADMC")

                The following formula shall be used to calculate the annual hourly ADMC:

                ADMC   =        (ADML)(LC) + ADMMC + ADOSC
                                --------------------------
                                           T

Where:

ADML    =       Airframe Direct Maintenance Labour expressed in man-hours,

LC      =       Labour  cost from Appendix A, item 4,

ADMMC   =       Airframe Direct Maintenance Material Cost,

ADOSC   =       Airframe Direct Outside Service Cost,

T       =       Total flight hours for the Aircraft recorded for the applicable year.

4.0     Credit Calculation

        4.1 The ADMC calculated in accordance with sub paragraph 3.4 hereof, shall be compared by Bombardier against the ADMCG on an annual basis.

        4.2 If the ADMC exceeds the ADMCG by more than ten percent (10%) Buyer's balance account will be credited with a compensation credit ("Qb") calculated in accordance with the following formula:

                Qb      =       0.5 (ADMC - ADMCG) T

                Where:

                Qb-@    =       Buyer's compensation credit in dollars when Qb
                                is positive,

                ADMC    =       The ADMC values for the relevant year,

                ADMCG   =       Airframe Direct Maintenance Cost Guarantee
                                defined in sub paragraph 2.1 hereof,

                T       =       Same meaning as used in Article 3.4, above

        4.3 If the ADMC is less than the ADMCG, Bombardier shall accrue an incentive credit ("Qs") which shall be used as an offset against any potential liabilities of Bombardier during the term of this
                Schedule in accordance with the following formula:

                Qs      0.5 (ADMCG - ADMC) T

                Where:

                Qs Bombardier's incentive credit in dollars when Qs is positive.

                ADMC, ADMCG and T shall have the same meaning as used in Article
                4.2 above.

5.0     Credit Payment

        5.1 At the end of the term of this guarantee, the sum of Buyer's compensation credit calculated pursuant to Article 4.2 above, and the sum of Bombardier's incentive credit calculated pursuant to Article 4.3 above, shall be compared by the following formula to determine if a credit is due to Buyer.

                Credit due Buyer = EQb - YQs

                Qb and Qs shall have the same meaning as used in Article 4.2 and
                Article 4.3 above.

5.2     Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        5.3 If the credit due to Buyer is negative, Buyer will be under no obligation to compensate Bombardier, nor shall Bombardier owe any compensation to Buyer.

6.0     Audit

        Upon five (5) business days prior written notification by Bombardier to Buyer and at Bombardier's expense, Bombardier shall have the right during normal business hours to audit all charges reported under this Schedule, Buyer's applicable maintenance practices and procedures, and applicable Aircraft records, where normally and customarily maintained, relative to maintenance, Service Bulletin incorporation and modification of the Aircraft. Such audit shall not interfere with the conduct of business by Buyer nor shall Buyer be required to undertake or incur additional liability or obligations with respect to the audit.

7.0     Reporting

        7.1 Bombardier shall provide a quarterly report to Buyer on the status of the Airframe direct maintenance cost based on data submitted by Buyer and approved by Bombardier. Failure of Buyer to provide the required data, in spite of Bombardier's notice and within thirty (30) days thereof, shall void this Schedule.

        7.2 The Airframe Direct Maintenance Cost Guarantee was based upon the assumptions outlined in the Appendix to this Schedule. Any deviation from the assumptions outlined in the. Appendix shall cause a modification in the Airframe Direct Maintenance Cost Guarantee by Bombardier.

8.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

9.0 This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

Should there be any inconsistency between this Schedule and the Agreement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.


SkyWest Airlines, Inc                   BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft

Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning

                                   APPENDIX A

                   AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

                                   Appendix B

                        ADMCG Economic Adjustment Formula

The ADMCO economic adjustment will be calculated using the following Guarantee Adjustment (GA) Formula. The ADMCG term is specified in Section 2. 1.1 of the Schedule.

GA      = GI - GO

Where GI=GO[0.60(LI/LO)+0.40(MI/MO)]

GA      =       ADMCG Value Adjustment

G0      =       ADMCG Value

GI      =       ADMCG Value adjusted to the final year

L1      =       the current year index for labour obtained by calculating the arithmetic average of the labour indexes published by the United
                States Department of Labour Statistics - Employer and Earnings
                Index for the fourth, fifth and sixth months prior to the month in the current year which defines the ADMCG term.

L0      =       the delivery year index for labour obtained by calculating the arithmetic average of the labour indexes published by the United
                States Department of Labour Statistics - Employer and Earnings
                Index for the fourth, fifth and sixth months prior to the date specified in Appendix A, Article 3 of this Schedule.

M1      =       the current year index for material obtained by calculating the arithmetic average of the material indexes published by the United States Department of Labour - Material Industrial
                Commodities, Producer Price Index, for the fourth, fifth and sixth months prior to the month in the current year which defines the ADMCG term.

M0      =       the delivery year index for material obtained by calculating the arithmetic average of the material indexes published by the United States Department of Labour - Material Industrial
                Commodities, Producer Price Index, for the fourth, fifth and sixth months prior- to the date specified in Appendix A, Article
                3 of this Schedule.

If, during any economic adjustment period, L1 is less than L0, L1 will be deemed to equal L0 and if M1 is less than M0, M1 will be deemed to equal M0.

                     SCHEDULE 10 TO SUPPLEMENT NO. PA-428-1

                                CREDIT MEMORANDA

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

Should there be any inconsistency between this Schedule and the Agreement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.


SkyWest Airlines, Inc                   BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft

Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning

                      SCHEDULE 11 TO SUPPLEMENT NO. PA428-1

                                   TERMINATION

1.0 Buyer may terminate the Agreement for any reason whatsoever by written notice to Bombardier by midnight in St. George, Utah, United States of America on Wednesday, January 20, 1999. Receipt of such notice will make the Agreement null and void and neither party shall have any obligation or liability to other. If no such notice is received, the Agreement shall be in full force and effect.

2.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

3.0 This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

Should there be any inconsistency between this Schedule and the Agreement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

SkyWest Airlines, Inc                   BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Director of Contracts
CFO, and Treasurer                      Regional Aircraft

Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning

                     SCHEDULE 12 TO SUPPLEMENT NO. PA-428-1

                                EVENT OF DEFAULT

1.0 Notwithstanding the provisions of Article 16.3 of the Agreement, in consideration of Buyer having entered into the Agreement, Bombardier agrees that:

        (a) should Buyer be in default or breach of a material term or condition of the Agreement and such default or breach remains uncured as provided in Article 16.2 of the Agreement, other than a default under Article 9.8 of the Agreement,

        (b) should, as a result of a default or breach referred to -in (a) above, Bombardier terminate the Agreement, and

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.

2.0 Nothing herein contained shall limit any of Bombardier's rights with respect to a default resulting in a termination less than eighteen (I 8) months prior to the Scheduled Delivery Dates of the sixteenth to twenty fifth Aircraft, as applicable.

3.0 Without prejudice to Bombardier's rights to seek additional damages above such retained amounts incurred as a direct result of Buyer's default, the balance of any of Buyer's advance payments mode with respect to terminate Aircraft than held by Bombardier over the amount Bombardier is permitted to retain under this Schedule shall be returned to Buyer without interest by wire transfer of immediately available funds within five (5) business days of the affective date of transaction.

4.0 In the event of a termination to which reference is made to in Article I hereof, Buyer's rights into or with respect to any undelivered Aircraft and into and with respect to any Option Aircraft shall immediately terminate and be null and void.

5.0 In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

6.0 The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0 This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

Should there be any inconsistency between this Schedule and the Agreement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.


SkyWest Airlines, Inc                   BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft

Signed: /s/ /Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning

                     SCHEDULE 13 TO SUPPLEMENT NO. PA-428-1

                             CREDIT RECONCILLIATION

1.0 Notwithstanding the provisions of Schedule 10 of the Agreement, in consideration of Buyer having entered into the Agreement, Bombardier agrees:

2.0 In consideration of Buyer having entered into the Agreement for the purchase of twenty five (25) Aircraft, five (5) years after the last Aircraft is delivered to Buyer, at the request of Buyer, Bombardier will liquidate in Buyer's favour, any credit memoranda amounts issued pursuant to this Agreement and remaining outstanding following reconciliation of any payments due to Bombardier at the time.

3.0 This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

Should there be any inconsistency between this Schedule and the Agreement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

SkyWest Airlines, Inc                   BOMBARDIER INC.
                                        Bombardier Aerospace


Signed: /s/ Bradford R. Rich           Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft


Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planrung.

                     SCHEDULE 14 TO SUPPLEMENT NO. PA-428-1

                               CONDITIONAL PAYMENT

        Disclosure Regarding Confidential Information:

        Portions of pages 55 and 60 of the Purchase Agreement and portions of pages 2-5, 7-9, 14, 19, 20, 24-27, 29, 30, 43, 44, 48, 50, 51, 53, 56
        and 59 of the Supplements and Schedules thereto of the Purchase Agreement have been omitted from this Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of this legend.


SkyWest Airlines, Inc                   BOMBARDIER INC.
                                        Bombardier Aerospace

Signed: /s/ Bradford R. Rich            Signed: /s/ H. Anne Woodyatt
       ----------------------------           ----------------------------------
Bradford R. Rich                        H. Anne Woodyatt
Executive Vice President                Manager of Contracts
CFO, and Treasurer                      Regional Aircraft

Signed: /s/ Eric Christensen
       ----------------------------
Eric Christensen
Vice President, Planning